UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

W.W. Grainger, Inc.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GRAINGER

GRAINGER
FOR THE ONES WHO GET IT DONE
GRAINGER
FOR THE ONES WHO GET IT DONE

2026

Notice of Annual Meeting & Proxy Statement

Our Purpose

We Keep The World Working®

SM

Our Aspiration

We relentlessly expand our leadership position by being the go-to partner for people who build and run safe, sustainable and productive operations.

Our Strategy

High-Touch Solutions model

We deliver compelling value-added MRO solutions through our teams of specialists and curated digital experiences.

- **Advantaged MRO solutions**
- **Differentiated sales and services**
- **Unparalleled customer service**

Endless Assortment model

We make business supply purchasing remarkably easy through a streamlined and transparent online relationship that provides access to everything a customer needs.

- **Expansive product assortment**
- **Innovative customer acquisition and retention capabilities**

Our Principles

The following principles are at the heart of how we work–with one another, our customers, suppliers and communities.

The Grainger Edge®

A Message from Our Chairman of the Board and
Chief Executive Officer
March 10, 2026
Dear Grainger Shareholders:
We are pleased to invite you to attend the 2026 annual meeting of shareholders of W.W. Grainger, Inc. on Wednesday, April 29, 2026, at 8:00 a.m. Central Time. This year’s annual meeting will be held virtually with no in-person attendance.
The meeting will include a report on our operations and other matters of current interest. Shareholders will also vote on the matters described in the accompanying Notice of 2026 Annual Meeting of Shareholders and Proxy Statement, and any other matters, properly brought before the meeting.
To provide shareholders with the information they need efficiently, while at the same time conserving natural resources and lowering the cost of delivery, we have elected to deliver our proxy materials electronically. On the following pages in the Notice of 2026 Annual Meeting of Shareholders and Proxy Statement, you will find instructions on how to:
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vote by internet, by telephone or by mail; and

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receive a paper copy of the proxy materials by mail.

We hope you will take the time to carefully read the Notice of 2026 Annual Meeting of Shareholders and Proxy Statement. Regardless of whether you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by internet, or, for those electing to receive a paper copy, by signing and dating the proxy form and returning it promptly in the envelope provided.
We look forward to your participation.
Sincerely,
D.G. Macpherson
Chairman of the Board and Chief Executive Officer
100 Grainger Parkway
Lake Forest, Illinois
60045-5201
(847) 535-1000

“Time and again, our Grainger team members demonstrate an unwavering commitment to serving our customers, supporting our communities and helping us deliver exceptional results for our shareholders. To deliver on our purpose—
We Keep The World Working®—in 2026 we will continue to provide a best-in class offer, invest to fuel growth, and above all, uphold the culture that sets Grainger apart.”

Notice of 2026 Annual Meeting of Shareholders
LOGISTICS
Date and Time 8:00 a.m., Central Time, on Wednesday, April 29, 2026
Shareholders Meeting (Held Virtually)
Record Date March 2, 2026
MEETING AGENDA	BOARD RECOMMENDATION
PROPOSAL 1: To elect 12 Director nominees named in the proxy statement for the ensuing year	Vote FOR all nominees
PROPOSAL 2: To ratify the appointment of Ernst & Young LLP as the independent auditor for the year ending December 31, 2026	Vote FOR
PROPOSAL 3: To approve on a non-binding, advisory basis the compensation of Grainger’s Named Executive Officers	Vote FOR

For additional information about our 2026 annual meeting of shareholders (the “2026 Annual Meeting”), see Questions and Answers beginning on page 78.
We will also consider any other matters that may properly be brought before the 2026 Annual Meeting (and any postponements or adjournments of the meeting).
Virtual Meeting
We will hold the 2026 Annual Meeting virtually. We believe hosting a virtual annual meeting enables shareholders to attend and participate fully and equally, improves meeting efficiency and our ability to effectively communicate and engage with shareholders regardless of their holdings, resources or physical location and provides cost savings to W.W. Grainger, Inc. (the “Company”). To virtually attend the 2026 Annual Meeting, visit www.virtualshareholdermeeting.com/GWW2026 (the “Annual Meeting Website”) and enter the 16-digit control number found on your proxy card or voting instruction form (“Control Number”). You may vote your shares and submit your questions prior to the 2026 Annual Meeting. We will answer questions germane to the Company at the 2026 Annual Meeting.
Proxy Materials
This 2026 Notice of Annual Meeting of Shareholders, the following proxy statement and the accompanying proxy card were first distributed or made available to shareholders on or about March 10, 2026.
By order of the Board of Directors,
Paul J. Stanukinas
Vice President, Corporate Secretary

Admission
Shareholders of W.W. Grainger, Inc. (“Grainger” or the “Company”), as of March 2, 2026 (the “Record Date”), may attend the 2026 Annual Meeting virtually, via webcast format, on April 29, 2026 at 8:00 a.m., Central Time.
Voting
Regardless of whether you plan to attend the 2026 Annual Meeting, we hope you will vote as soon as possible. You may vote your shares prior to the 2026 Annual Meeting electronically or by telephone. If you received a paper copy of a proxy or a voting instruction card by mail, you may submit your proxy or voting instruction card before the 2026 Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on voting, see Questions and Answers—Voting Information beginning on page 79.

INTERNET	TELEPHONE	MAIL
www.proxyvote.com until 10:59 p.m. CT on April 28, 2026*	1-800-690-6903 until 10:59 p.m. CT on April 28, 2026*	Mark, sign, and date your proxy card and return it in the pre-addressed postage-paid envelope we have provided or return it to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

*
Or until 10:59 p.m. CT on April 26, 2026, if your shares are held in the W.W. Grainger, Inc. Retirement Savings Plan (the “Retirement Savings Plan”), the W.W. Grainger, Inc. 401(k) Plan or the Company’s Employee Stock Purchase Plan.

Electronic Delivery of Proxy Materials
We encourage all shareholders to voluntarily elect to receive all proxy materials electronically. This helps reduce the paper materials mailed to you and supports our goal of minimizing our environmental footprint.
SIGN UP FOR E-DELIVERY AT WWW.PROXYVOTE.COM. Please have your 16-digit Control Number available.	BENEFITS OF E-DELIVERY: • immediate and convenient access to the materials • helps us reduce our impact on the environment • helps us reduce our printing and mailing costs
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be Held Virtually on April 29, 2026.
This Notice of 2026 Annual Meeting of Shareholders, the following proxy statement, the accompanying proxy card and our 2025 Annual Report on Form 10-K are available under “Financials” in the Investor Relations section of our website at https://invest.grainger.com and also may be obtained free of charge on written request to the Office of the Corporate Secretary at Grainger’s headquarters, at 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

1	CORPORATE GOVERNANCE
1	The Role of the Board
3	Director Independence
3	Transactions with Related Persons
5	Board Qualifications, Attributes, Skills, and Background
7	Attendance of Directors at Meetings
7	Annual Election of Directors
7	Candidates for Board Membership
8	Agreement Involving Director Nominee
9	PROPOSAL 1: ELECTION OF DIRECTORS
9	Director Nominees’ Experience and Qualifications
20	Board and Committee Meetings; Executive Sessions
20	Board Committees & Membership
21	Audit Committee
22	Board Affairs and Nominating Committee
23	Compensation Committee of the Board
24	Leadership Structure
24	Lead Director
25	Board, Committee, and Director Evaluations
27	Board Oversight
28	Corporate Responsibility—The Grainger Impact Program
30	Political Activity
30	Other Communications with Directors
30	Available Information
31	Director Compensation
32	2025 Director Compensation Table
33	Ownership of Grainger Stock
35	Delinquent Section 16 Reports
35	Insider Trading Policy
36	Report of the Audit Committee
37	Audit Fees and Audit Committee Pre-Approval Policies and Procedures
38	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR
39	Report of the Compensation Committee of the Board
40	EXECUTIVE COMPENSATION
40	Compensation Discussion and Analysis
42	Executive Summary
45	Compensation Philosophy, Plans and Practices
58	Compensation Tables
63	Employment Agreements, Change in Control and Termination of Employment Arrangements
70	CEO Pay Ratio
71	Pay Versus Performance
76	Equity Compensation Plans
77	PROPOSAL 3: SAY ON PAY
78	QUESTIONS AND ANSWERS
78	Virtual Meeting
78	Proxy Materials
79	Voting Information
81	INFORMATION NOT INCORPORATED INTO THIS PROXY STATEMENT
81	FORWARD-LOOKING STATEMENTS
A-1	APPENDIX A—CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE
B-1	APPENDIX B—NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

invest.grainger.com	1	●
PROXY STATEMENT
Corporate Governance
The Role of the Board
The Board of Directors (the “Board”) acts as the steward of the Company for the benefit of the shareholders. The Directors have a wealth of business experience and a solid track record in situations relevant to the Company’s strategy and operations.
The Board recognizes the importance of driving the design and execution of our strategy to create sustainable long-term value for Grainger’s shareholders and other stakeholders. The Board plays an active role in formulating strategy and overseeing its implementation as to business, operational, financial, regulatory, corporate responsibility, and other matters.
The Board has a robust annual strategic planning process during which key elements of our business, financial plans, strategies, and near-term and long-term initiatives are explained and reviewed. This process includes extended Board sessions with our senior leadership team to review Grainger’s overall strategy, talent, opportunities, capabilities, risks, and challenges. In addition, the Board reviews Grainger’s short- and long-term financial plans, which serve as the basis for the operating and capital plans for the upcoming year. The annual strategy process also helps shape the strategic content presented in our communications with the investment community. In addition to annual strategic reviews, the Board works with appropriate members of the Company’s management team, who in turn consult with external advisors on at least a biennial basis to identify and prioritize key risks to the Company based on factors such as materiality and timeline implications. Further, the Board’s continuous evaluation of the Company’s strategic progress and risk oversight enables it to identify new opportunities and emerging risks with respect to our strategy and plans throughout the year.
The Board closely monitors Grainger’s management processes and financial resources to help fulfill our purpose—We Keep The World Working®—and to remain the go-to-partner for people who build and run safe, sustainable, and productive operations. In 2026, the Company expects to continue to focus on the following four priorities as we aim to continue serving our customers’ maintenance, repair, and operating (“MRO”) solutions better than anyone else, grow market share profitably and make Grainger a great place to work:
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Drive profitable market share gains by delivering on our growth drivers and service improvements;

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Integrate operational excellence and productivity in all we do to keep our business healthy and sustainable;

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Strengthen our culture and ensure an outstanding team member experience by consistently demonstrating our principles; and

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Meet our financial goals across both the high-touch solutions and endless assortment business models.

Board Actions
The Board believes that a diverse, experienced, and vibrant board significantly contributes to the broad-based thinking needed to reach sound decisions. These attributes equip the Board to oversee the Company in meeting both current challenges and future needs and ultimately assists in driving shareholder value. The 2026 Board slate consists of 12 Director nominees who bring various experiences and backgrounds to our Board, including six non-employee Directors who have joined the Board since 2020. The addition of these Directors demonstrates the Board’s commitment to gaining the benefits of broad perspectives and backgrounds.
The Board’s various experiences and viewpoints directly align with our global business needs, reflect our strong corporate governance practices and remain consistent with our goals. The Board is regularly evolving and refreshing. For example, our six most recently appointed non-employee Directors have enhanced Board effectiveness with a range of experiences and expertise, such as technology, digital commerce, finance and corporate transactions, workforce diversification, and global logistics management.
Corporate Culture: The Grainger Edge®
The Board strongly believes that the Company’s culture must be tightly aligned with its business strategy to create value. To that end, the Board is actively engaged with senior management in cultivating Grainger’s culture. The Board believes that a purpose-driven culture has been an asset of the Company that creates a sustainable competitive advantage. Building on the Company’s strong foundation while evolving a framework to address future challenges is critical to Grainger’s continued success.
In 2019, the Company introduced the Grainger Edge®, a strategic framework that defines the Grainger culture, including the Company’s purpose, aspiration, and how team members work together to achieve Grainger’s strategy.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	2	2026 proxy statement
The Grainger Edge® includes a set of principles that defines the behaviors expected from team members as they work with each other, customers and suppliers. As highlighted on the inside of this proxy statement’s cover page, the Grainger Edge® principles are:
• Start with the customer. • Act with intent. • Win as one team. • Embrace curiosity.	• Compete with urgency. • Invest in our success. • Do the right thing.
The Grainger Edge® principles support the Company’s commitment to building a welcoming culture where all team members operate under the highest ethical standards both inside and outside of the Company. The Board fully endorses these principles and believes that alignment to them creates value for shareholders.
The Grainger Edge® is also foundational to the Company’s customer-focused business strategy. This strategy aims to consistently gain share through two distinct business models, positioning Grainger to leverage its scale and supply chain to support customers with a variety of needs.
The Company aligns its pay for performance compensation philosophy with the Grainger Edge® to help further the Company’s strategy and long-term value creation.
The Board is actively engaged in making the Grainger Edge® a successful foundational framework for the Company and its employees in an effort to consistently serve customers and gain share. The Board understands that top talent is necessary to achieve these goals and supports the Company’s commitment to providing employees with resources designed to help them succeed. The Company’s culture and principles advance the Board’s role of attracting, retaining, motivating, and developing top talent across the Company. The Board routinely conducts in-depth reviews of senior leaders and their development. This engagement gives the Board insight into the Company’s talent and succession plans.
The Board believes a culture of legal and ethical behavior is essential to positioning the Company to achieve its goals. Our Business Conduct Guidelines apply to all Directors, officers, and team members and were updated in August 2025. Grainger team members are required to complete Business Conduct Guidelines training and certification.
Delivering business results and creating a sustainable business that does the right thing has guided the Company for nearly 100 years. The continuing commitment to these objectives is illustrated by the Company’s corporate responsibility efforts known as the Grainger Impact Program. The Board believes that a thoughtfully articulated approach to corporate responsibility can help build resilient processes, keep employees more engaged, and enable quicker decision-making. These benefits have positioned us to build a sustainable end-to-end supply chain to continue to serve our customers well. See Corporate Responsibility—The Grainger Impact Program beginning on page 28.
Collectively, the activities of the Board and its Committees in reviewing strategy, Grainger Impact Program focus areas, culture, talent, and ethical behavior enable the Company to help millions of customers worldwide keep their operations running and their people safe.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	3	●
Corporate Governance Practices
The Company has a history of strong corporate governance. A key priority of the Board is to set the “tone at the top.” This is reflected in the Board’s commitment to governance policies and practices that serve the interests of the Company and its shareholders. Key aspects include:

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11 of our 12 Director nominees are independent

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Annual election of all Directors

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100% independent Board Committees

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Majority voting with Director resignation policy

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Proxy access in Grainger’s By-laws (“By-laws”)

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Shareholders may call special meetings

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No poison pill or shareholder rights plan

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No “overboarded” Directors under the voting guidelines of Institutional Shareholder Services (“ISS”)

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Board orientation and education programs

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Active shareholder engagement

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33% of our Director nominees are women and 25% of our Director nominees are racially diverse

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Skills/demographics matrix regularly reviewed and annually disclosed

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Commitment to Board refreshment—six new Directors since 2020

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Well-defined Director recruitment strategy and process

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Appropriate mix of Director tenures

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Age 72 retirement guideline

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Robust Director selection process

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Onboarding orientation centered on strategy, competition, financial reporting, governance and risk management

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Annual Board and Committee evaluations and Director self-assessments

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Independent Lead Director, elected annually by and from the independent Directors

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Regular executive sessions, where independent Directors meet without management present to allow for candid discussion of management performance, succession planning, and other sensitive matters

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Active Board oversight of strategy, risk management, corporate culture, and Grainger Impact Program focus areas

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Annual review of Enterprise Risk Management (“ERM”) programs

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Committees assist in oversight of risk areas related to Committee responsibilities

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Active role in succession planning and management development

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Business Conduct Guidelines, Equity Award Agreement Clawback Provisions, NYSE-Compliant Clawback Policy, Equity Ownership Requirements, and Prohibition on Hedging/Pledging of Company Stock under the Company’s Insider Trading Policy

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“One vote per share” on all matters, including director elections

Operating Principles for the Board of Directors
The Board recognizes that defining its role is an evolving process and has established Operating Principles for the Board of Directors (the “Operating Principles”) as a general framework to assist the Board in fulfilling its duties and responsibilities. Each year, the Board reviews and, as appropriate, revises the Operating Principles to address emerging needs and practices. The Operating Principles are available under “Governance” in the Investor Relations section of our website at https://invest.grainger.com.
Director Independence
Our Board of Directors is committed to excellence in its governance practices, including director independence and Board composition. The Board determined that each Director nominee, except Mr. Macpherson, is independent.
The Board has adopted “categorical standards” to assist it in making independence determinations of Director nominees. The categorical standards are intended to help the Board determine, for example, whether certain relationships between nominees and the Company are “material relationships” for purposes of the New York Stock Exchange (“NYSE”) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE’s bright line revenue test for independence. The categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available under “Governance” in the Investor Relations section of our website at https://invest.grainger.com.
The Board considered a variety of factors, including any related party transactions, in assessing the independence of our Directors against the NYSE’s independence standards and the Company’s categorical standards. The Board also considered ordinary course business transactions and charitable donations by the Company to companies or organizations where a Director serves as an officer and/or a board member. The Board has determined that all of our non-employee Director nominees have no direct or indirect material relationship with the Company within the meaning of the NYSE independence standards and the Company’s categorical standards and, accordingly, meet the requirements for “independence” set forth in the NYSE’s listing standards.
Transactions with Related Persons
Grainger’s Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the Board Affairs and Nominating Committee of the Board (the “BANC”), for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any Director, executive officer, or significant shareholder or any immediate family member of such a
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	4	2026 proxy statement
person has or will have a direct or indirect material interest. The policy requires that any such proposed transaction be previously reviewed by the BANC to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties. The BANC determined that the Company did not engage in any related person transactions from January 1, 2025 through the date of this proxy statement.
In the ordinary course of its operations during January 1, 2025 through the date of this proxy statement, Grainger engaged in various types of transactions with organizations with which Directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business from January 1, 2025 through the date of this proxy statement, Grainger bought products and/or services from, or sold products and/or services to, companies with which Mses. Jaspon, Miller, Perez, and Slavik Williams and Messrs. Adkins, Davis, Santi, and White are or were associated as senior executives or otherwise as of December 31, 2025. We believe that such transactions have been conducted on an arm’s-length basis and do not represent a material interest to the Directors.
In addition, as part of its overall 2025 charitable contributions program, Grainger made donations to tax-exempt organizations with which one or more Directors serve as officers, Directors or trustees. In no instance did the total amount of the contributions to any charitable organization exceed $33,450 from January 1, 2025 through the date of this proxy statement. Grainger annually matches each Director’s charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	5	●
Board Qualifications, Attributes, Skills, and Background
We determined that the Board’s various experiences and viewpoints benefit us most when they are aligned with our global business needs, and our strong corporate governance practices. As a result of the Board’s ongoing refreshment efforts, in recent years, we added Directors with expertise in technology, digital commerce, finance and corporate transactions, workforce diversification and global logistics management. The six Directors added to the Board since 2020—George S. Davis, Katherine D. Jaspon, Christopher J. Klein, Cindy J. Miller, Susan Slavik Williams, and Steven A. White—bring valuable diverse perspectives and experiences to the Board.
The Directors’ varied perspectives support our business as a broad line, business-to-business distributor of MRO products and services with 2025 sales of approximately $17.9 billion. The Company operates through its distribution centers, eCommerce platform, contact centers, branches and sales and service representatives with approximately 25,000 employees, 90% of whom are located in North America and 10% in Asia. More than 5,000 primary suppliers worldwide provide the Company with approximately 2 million MRO products and services in our High-Touch Solutions businesses and approximately 13 million and approximately 29 million products offered by Zoro and MonotaRO, respectively, in our Endless Assortment segment. More than 4.6 million customers worldwide rely on the Company.
Director Nominees’ Qualifications, Attributes, Skills, and Background Matrix
The following table highlights specific experience, qualifications, attributes, skills, and background information that the Board considered for each Director nominee. A particular Director nominee may possess additional experience, qualifications, attributes or skills, even if not indicated below.
Corporate Governance/Public Company Experience	Human Resources/Compensation	Operational/Strategy

Experience serving as a public company director; demonstrated understanding of current corporate governance standards and best practices in public companies	Experience managing a human resources/ compensation function; experience with executive compensation and broad-based incentive planning	Experience developing and implementing operating plans and business strategy
Digital/eCommerce	International	Real Estate

Experience implementing digital and omnichannel strategies and/or operating an eCommerce business	Experience overseeing a complex global organization	Experience overseeing complex real estate matters that are integral to a business
Business Ethics	Public Company/Leadership	Risk Assessment & Risk Management

Track record of integrity, uncompromising moral principles and strength of character	“C-Suite” experience with a public company and/or leadership experience as a division president or functional leader within a complex organization	Experience overseeing complex risk management matters
Finance/Capital Allocation	Supply Chain/Logistics	Technology/Cybersecurity

Knowledge of finance or financial reporting; experience with debt and capital markets transactions and/or mergers and acquisitions (“M&A”)	Experience in supply chain management encompassing the planning and management of all activities involved in sourcing, and procurement, conversion, and all logistics management	Experience implementing technology strategies and managing/mitigating cybersecurity risks
Government/Public Policy	Marketing/Sales & Brand Management

Experience overseeing complex regulatory matters that are integral to a business	Experience managing a marketing/sales function, and in increasing the perceived value of a product line or brand over time in the market
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	6	2026 proxy statement
Adkins	Davis	Jaspon	Klein	Macpherson	Miller	Novich	Perez	Santi	Slavik Williams	Watson	White
☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑
☑				☑			☑			☑	☑
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☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑
☑	☑			☑			☑	☑		☑	☑
☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑
☑	☑	☑	☑	☑	☑		☑	☑		☑
☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑
☑				☑	☑	☑				☑	☑
☑			☑	☑	☑	☑	☑	☑	☑	☑	☑
☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑
☑	☑	☑	☑						☑		☑
☑	☑	☑	☑	☑	☑	☑		☑	☑	☑	☑
☑	☑			☑		☑		☑		☑	☑
The following age, Board tenure, gender, and race/ethnicity information of the Board nominees is as of March 2, 2026:
Board Refreshment Process
The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that year-over-year Director continuity is beneficial to shareholders as Directors develop a deeper understanding of the Company over time.
The Board generally plans for vacancies well before they arise and periodically evaluates whether its Directors collectively have the right mix of experiences, qualifications, attributes, skills, backgrounds, and diverse viewpoints necessary for it to be a good steward for the Company’s shareholders.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	7	●
The results of these evaluations are used to help inform searches for potential Board nominees and to screen Director candidates.
In planning for Board refreshment and Director succession, the BANC periodically considers potential Director candidates. As a result of these ongoing reviews, six new independent Directors have joined the Board since 2020.
The Board has established principles for selecting Directors in the Company’s Criteria for Membership on the Board of Directors (the “Criteria”), which are reviewed on a periodic basis. The Criteria list various factors that the BANC should consider in reviewing candidates for the Board. Grainger’s Criteria provide that Directors who will be age 72 as of the next annual meeting generally will not be nominated.
Board Tenure
As a group, the average Board tenure of the 2026 nominees for election to the Board is approximately 9 years, with 45% of the non-employee nominees having tenure of five years or less. See Board Qualifications, Attributes, Skills, and Background beginning on page 5 for a matrix reflecting tenure for each nominee.
Board Diversity
In addition to stating the desired relevant business experience, qualifications, attributes, and skills for Directors, the Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, sound judgment, independent and objective thought, and respect for diverse opinions.
Regarding diversity, the Criteria specify that consideration will be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it seeks qualified nominees from a variety of backgrounds, to ensure that its composition reflects the right balance of skills, qualifications, and attributes.
Attendance of Directors at Meetings
As set forth in the Operating Principles, all Directors are expected to attend the annual meeting of shareholders, Board, and Committee meetings, and to spend the time needed to properly discharge their duties. All Directors attended the 2025 annual meeting of shareholders (the “2025 Annual Meeting”).
In addition, during 2025, no Director attended fewer than 75% of the total number of meetings of the Board and of the Committees on which they served. This strong attendance, in addition to high engagement levels amongst our Directors, underscores that our processes designed to ensure our Directors are not overcommitted remain effective.
Annual Election of Directors
The Company’s Directors are elected for a one-year term each year at the annual meeting of shareholders. Each nominee will, therefore, serve until the 2027 annual meeting of shareholders (the “2027 Annual Meeting”) if elected or until their successors have been elected and qualified. Twelve Director nominees, all current Board members, have been nominated by the Board for election.
Majority voting applies to all Director elections, as required under Illinois law. Under the majority voting standard, Directors are elected by vote of a majority of the shares of the Company’s common stock present or represented by proxy and entitled to vote on the matter at the annual meeting. Each share is entitled to one vote.
In addition to “For” votes, shareholders may vote “Against” a Director nominee or elect to “Abstain.” A shareholder’s abstention on a Director nominee will have the same effect as a vote against the election of that Director nominee. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for Director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.
Candidates for Board Membership
The BANC recommends to the Board candidates for Board membership. Before making any recommendation, the BANC reviews the results of the annual Board evaluation process and its skills matrix in determining the desired skill set for potential new candidates. The BANC then determines the preferred qualities and characteristics for potential Board nominees by periodically evaluating whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds, and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders.
The BANC screens Board candidates based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge and diversity of experience and background applicable to the Company’s goals.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	8	2026 proxy statement
The BANC has established a long-standing relationship with a nationally recognized third-party search firm. This firm has assisted the BANC over the years in identifying, evaluating, recruiting and screening potential new Directors that satisfy the Criteria.
In addition to Board candidates identified by the BANC, suggestions as to nominees may be received from the Directors, employees, shareholders, and other parties.
Any shareholder who would like the BANC to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional, and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to be identified as a nominee and to serve as a Director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Office of the Corporate Secretary at the Company’s headquarters. See Questions and Answers beginning on page 78 for more information.
In addition, the By-laws, which can be found at https://invest.grainger.com under “Governance Documents,” include proxy access rights under which qualified shareholders can submit director nominations for inclusion in our proxy statement.
Agreement Involving Director Nominee
Pursuant to a letter agreement entered into between the Company and Ms. Slavik Williams, dated April 30, 2025 (the “Letter of Understanding”), the Company has agreed to provide Ms. Slavik Williams with the right to nominate up to one individual for inclusion in the Board’s recommended slate of nominees for the election at the Company’s annual meeting of shareholders, subject to certain conditions.
The nomination right is effective until the earliest to occur of (i) five years from the date of the Letter of Understanding (subject to an automatic five-year renewal unless timely notice is provided), (ii) the date on which Ms. Slavik Williams ceases to beneficially own at least 5% of the Company’s outstanding common stock, or (iii) Ms. Slavik Williams’ death. Any nominee must be either Ms. Slavik Williams, her spouse or a member of her immediate or extended family. Each nominee is subject to review and consent by the BANC and must satisfy the Board’s director qualification standards and applicable independence requirements.
With respect to any submitted nominee approved by the BANC, the Company has agreed, among other things, to include such nominee in the Company’s slate of director nominees and recommend such nominee for election at the applicable annual meeting of shareholders, subject to applicable law and the Board’s fiduciary duties. In 2026, pursuant to the Letter of Understanding. Ms. Slavik Williams nominated herself for election at the 2026 Annual Meeting.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	9	●
PROPOSAL 1: Election of Directors
What are you voting on?
At the 2026 Annual Meeting, 12 Directors are to be elected to hold office until the 2027 Annual Meeting or until their successors have been elected and qualified. Each Nominee is a current Grainger Board member who was elected by shareholders at the 2025 Annual Meeting.
The Board recommends a vote “FOR” each of the Director Nominees named in this proxy statement.
Director Nominees’ Experience and Qualifications
The nominees have provided the following information about themselves, including their ages as of March 2, 2026, and their relevant background, including experience for at least the past five years. The Company’s nominees have varied experience, qualifications, attributes, skills, and backgrounds that assist them in their oversight of the Company.
The Board believes each of the current nominees qualifies for service on the Board. Moreover, each of the current nominees has significant leadership experience in large, multifaceted organizations. This leadership experience includes developing and executing corporate strategy, overseeing operations, and identifying and managing risks in organizations similar in size or complexity to the Company.
The summaries provided below are not comprehensive of each nominee’s background, but are provided to describe the primary experience, qualifications, attributes, skills, and background that led the Board to nominate each individual.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	10	2026 proxy statement
Rodney C. Adkins Independent Director President, 3RAM Group LLC; Former Senior Vice President, International Business Machines Corporation	Age: 67 Years on Grainger’s Board: 12 Director Since: 2014 Grainger Board Committees: Audit BANC

Mr. Adkins serves as president of 3RAM Group, LLC and served as a Senior Vice President at International Business Machines Corporation (“IBM”), where he held various senior roles, including heading Corporate Strategy and Systems and Technology. In over 30 years with IBM, he developed a broad range of experience, including extensive experience in emerging technologies, global business operations, product development, and brand management. He also gained significant experience managing and understanding corporate finance, financial statements, and accounting through his many operational roles with IBM. Additionally, Mr. Adkins managed IBM’s supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts.
Mr. Adkins has extensive experience in corporate governance matters, is a recognized leader in technology and technology strategy, and serves as a director of other publicly traded companies with additional responsibilities, including a board chairmanship and assignments to a compensation committee and an audit committee.

Other Current Public Company Boards
•
Avnet, Inc. (Chairman of the Board; Chair, executive committee; corporate governance committee)

•
United Parcel Service, Inc. (Chair, risk committee; executive committee; compensation and human capital committee)

Business and Other Experience
•
3RAM Group LLC (2015-present), a privately held company specializing in capital investments, business consulting services and property management, where Mr. Adkins serves as President

•
IBM, a globally integrated technology and consulting company, where Mr. Adkins held numerous development and management roles, including Senior Vice President of Corporate Strategy (2013-2014); Senior Vice President of Systems and Technology Group (2009-2013); Senior Vice President of Development & Manufacturing (2007-2009); and Vice President of Development of IBM Systems and Technology Group (2003-2007)

Prior Public Company Boards
•
PayPal Holdings, Inc. (2017-June 2025) (audit, risk, and compliance committee; corporate governance and nominating committee)

•
PPL Corporation (2014-2019) (audit committee; finance committee)

•
Pitney Bowes Inc. (2007-2013) (audit committee; executive compensation committee)

Qualifications, Attributes and Skills

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	11	●
George S. Davis Independent Director Former Interim Chief Executive Officer, Pallidus; Former Executive Vice President and Chief Financial Officer, Intel Corporation	Age: 68 Years on Grainger’s Board: 3 Director Since: 2023 Grainger Board Committees: Chair, Audit (Audit Committee Financial Expert), BANC

Mr. Davis served as Interim CEO of Pallidus, a provider of silicon carbide technology, from December 2023 through November 2024 in conjunction with his role as a Board member. Previously he served as CFO for three global, public companies for 16 years as part of a career spanning over 40 years and has deep knowledge of the semiconductor industry. From 2019-2022, he served as Executive Vice President, Chief Financial Officer of Intel Corporation, where he headed the global finance organization. Prior to joining Intel, Mr. Davis spent six years as Executive Vice President and Chief Financial Officer at Qualcomm Inc. and seven years in the same role at Applied Materials, Inc. At Applied Materials, he became the CFO after six years with the company where he began as Corporate Vice President and Treasurer, overseeing the treasury and tax organizations. Prior to that he spent 19 years at Atlantic Richfield Company (“ARCO”) in roles, including in assistant treasurer positions and later as CFO for ARCO’s EMEA business.
Mr. Davis has expertise in corporate strategy and transformation, capital markets, M&A, information technology, cybersecurity, corporate responsibility and investor and government relations among others. His background includes engaging with boards on strategy, finance, risk management, governance, compensation, and activism. Mr. Davis serves as a trustee for the Old Globe Theater in San Diego and as chairman for the United States arm of A4S (Accounting for Sustainability), a non-profit under the King’s Trust, seeking to embed sustainability in organizations’ strategy, operations, and reporting.

Business and Other Experience
•
Pallidus (2022-Present): A provider of silicon carbide technology, where Mr. Davis has been a director since 2022 and served as interim CEO from December 2023-November 2024

•
Intel Corporation (2019-2022): A leading semiconductor company, where Mr. Davis held the position of Executive Vice President and Chief Financial Officer (2019-2022)

•
Qualcomm, Inc. (2013-2019): A wireless technology innovator, where Mr. Davis held the position of Executive Vice President and Chief Financial Officer (2013-2019)

•
Applied Materials, Inc. (2000-2013): A semiconductor equipment and solutions provider, where Mr. Davis held the position of Executive Vice President, Chief Financial Officer (2006-2013), Group Vice President, Corporate Business Development (2005-2006), and Corporate Vice President and Treasurer (2000-2005)

Qualifications, Attributes and Skills
Katherine D. Jaspon Independent Director Chief Financial Officer, Inspire Brands, Inc.	Age: 49 Years on Grainger’s Board: 5 Director Since: 2021 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Ms. Jaspon serves as Chief Financial Officer of Inspire Brands, Inc., a multi-brand restaurant company whose portfolio includes 33,000+ restaurants worldwide. Ms. Jaspon oversees all accounting and reporting, tax, financial planning and analysis, treasury, and internal audit functions for Inspire and its brands. She is also responsible for managing Inspire’s relationships with lending institutions, investors, and the financial community.
Prior to joining Inspire in December 2020, Ms. Jaspon served as the Chief Financial Officer of Dunkin’ Brands Group, Inc., the former parent company of Dunkin’ and Baskin-Robbins, where she led all finance-related functions, as well as investor relations since 2017. In this role, she oversaw global financial planning and analysis, accounting, financial reporting, tax, treasury, enterprise risk management, payments, insurance, and demand planning functions. During her 15-year tenure with Dunkin’ Brands, Ms. Jaspon led several transactions, including the company’s initial public offering and follow-on equity offerings, securitizations and numerous debt transactions, the divestiture of a brand, and the sale of Dunkin’ Brands to Inspire. Previously, Ms. Jaspon spent eight years at KPMG LLP as an auditor. She is a certified public accountant. Ms. Jaspon previously served as a member and chair of the audit committee of the board of directors of MOD Pizza LLC and also serves on various non-profit boards.

Business and Other Experience
•
Inspire Brands, Inc. (2020-Present), a multi-brand restaurant company, where she serves as Chief Financial Officer

•
Dunkin’ Brands Group, Inc. (2005-2020), a quick service restaurant franchisor (Dunkin’ Brands), where Ms. Jaspon has held various roles, including Senior Vice President, Chief Financial Officer (2017-present), Vice President, Finance and Treasury (2014-2017), Vice President, Controller and Corporate Treasurer (2010-2014), and Director, Assistant Controller (2005-2010). In December 2020, Inspire Brands acquired Dunkin’ Brands

•
KPMG LLP (1997-2005), a global audit, tax, and advisory services firm, where Ms. Jaspon held various roles, including Senior Manager

Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	12	2026 proxy statement
Christopher J. Klein Independent Director Former Executive Chairman and Chief Executive Officer, Fortune Brands Home & Security, Inc.	Age: 62 Years on Grainger’s Board: 2 Director Since: 2023 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Klein served as Chief Executive Officer, Fortune Brands Home & Security, Inc. He led the spin-off of the Fortune Brands Home & Security division into its own public company in October 2011. From the initial public offering until his 2020 retirement, the newly public company’s revenues doubled and profits increased by 15 times. Prior to joining Fortune Brands, Mr. Klein served in a series of roles in the financial services sector and as a management consultant at McKinsey & Co. advising clients in this sector. He acquired significant experience in corporate strategy, distribution, branding, M&A, and restructuring and developing businesses.
Mr. Klein has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with additional responsibilities, including chairing at separate companies a nominating / ESG committee and a compensation committee. He also previously served as an executive chairman of the Fortune Brands Home & Security board. Mr. Klein also serves as a life trustee and former Chairman of the Board of Ravinia Music Festival, a board member of the University of Iowa’s Center for Advancement and an Emeritus Advisory Board Member to the University of Iowa Tippie School of Business, a Trustee of the Naples Children’s Foundation and a board member of the Saint Ann School Foundation.

Other Current Public Company Boards
•
Thor Industries (Chair, nominating / ESG committee, audit committee)

•
Vontier Corporation (Chair compensation committee) (Mr. Klein is not standing for re-election to the Vontier Corporation board at its next annual meeting of shareholders)

Business and Other Experience
•
Fortune Brands Home & Security, Inc. (spun out of Fortune Brands in 2011) (2003-2020), a manufacturer of home and securities products, where Mr. Klein joined in 2003 as SVP Strategy / Corporate Development / HR, was named President and CEO Fortune Brands Home Division in 2009, and became CEO of Fortune Brands Home & Security, Inc. upon its public listing in October 2011. Upon his retirement as CEO in January 2020, he became Executive Chairman of the Board through December 2020

•
Bank One (2001-2003), a bank now merged with JPMorgan Chase & Co., where as Executive Vice President, Mr. Klein restructured businesses and developed the bank’s payments strategy

•
McKinsey & Co. (1992-2000), Partner serving financial services organizations across North America

Prior Public Company Boards • Fortune Brands Home & Security, Inc. (2011-2020)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	13	●
D.G. Macpherson Director Chairman and Chief Executive Officer, W.W. Grainger, Inc.	Age: 58 Years on Grainger’s Board: 9 Director Since: 2016
Mr. Macpherson has served Grainger in many capacities over his more than 17 years, including developing Company strategy, overseeing the launch of Grainger’s U.S. Endless Assortment business, Zoro Tools, Inc., building the Company’s supply chain capabilities globally and realigning the U.S. business to create greater value for customers of all sizes. Mr. Macpherson also has extensive experience in strategic planning, development, and execution. Mr. Macpherson joined Grainger in 2008 after working closely with Grainger for six years as a partner and managing director at The Boston Consulting Group, a global management consulting firm, where he was a member of the Industrial Goods Leadership Team. Mr. Macpherson currently serves on the Griffin Museum of Science and Industry Board of Trustees and as the Vice Chair of the Civic Committee of the Commercial Club of Chicago.
Other Current Public Company Boards • DuPont de Nemours, Inc. (Director) (January 2026)
Business and Other Experience
•
Chairman of the Board of the Company, a position assumed in October 2017, and Chief Executive Officer of the Company, a position assumed in October 2016, at which time Mr. Macpherson was also appointed to the Board of Directors

•
Numerous senior management roles at the Company, including Chief Operating Officer (2015-2016); Senior Vice President and Group President, Global Supply Chain and International (2013-2015); Senior Vice President and President, Global Supply Chain and Corporate Strategy (2012-2013); and Senior Vice President, Global Supply Chain (2008-2012)

•
The Boston Consulting Group, Partner, and Managing Director (2002-2008)

Prior Public Company Boards • International Paper Company (2021-2024)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	14	2026 proxy statement
Cindy J. Miller Independent Director Former Director, President and Chief Executive Officer, Stericycle, Inc.	Age: 63 Years on Grainger’s Board: 2 Director Since: 2024 Grainger Board Committees: Compensation Committee of the Board (“CCOB”), BANC

Ms. Miller served Stericycle, Inc. as a Director from February 2019 and as President and Chief Executive Officer from May 2019 until her retirement in November 2024. Prior to Stericycle, after serving as President and COO since October 2018, Ms. Miller served as President, Global Freight Forwarding for United Parcel Service, Inc. (“UPS”), a multinational package delivery and supply chain management company, from April 2016 to September 2018 and as President of UPS’s European region from March 2013 to March 2016.
Ms. Miller has significant transportation and logistics expertise, and she also has deep knowledge and experience in the healthcare industry, business transformation and change management, operations management, strategy, safety and international business.

Other Current Public Company Boards • Allspring Global Fund (Trustee) (January 2026)
Business and Other Experience
•
Stericycle, Inc. (2018-November 2024): A business-to-business services company and leading provider of compliance-based solutions, including regulated waste management, secure information destruction, and compliance, training where, prior to joining the Board of Directors and becoming President and Chief Executive Officer in May 2019, Ms. Miller joined in 2018 as President and COO

•
United Parcel Service, Inc. (1988-2018): A package delivery company and a leading provider of global supply chain management solutions, where she held various roles of increasing responsibility including as President, Global Freight Forwarding; President, Europe Region; Managing Director, UPS UK and Managing Director, UPS South Europe, Middle East and Africa

Prior Public Company Boards • Stericycle, Inc. (2019-2024) • UGI Corporation (2020-2024)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	15	●
Neil S. Novich Independent Director Former Chairman of the Board, President and Chief Executive Officer, Ryerson Inc.	Age: 71 Years on Grainger’s Board: 27 Director Since: 1999 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Novich served as the Chairman of the Board, President, and Chief Executive Officer of Ryerson Inc., a global public company where he was deeply engaged in its distribution operations on a domestic and international basis, and also on leadership development and human resources functions. He also spent 13 years with a major management consulting firm, where he was a partner and led the firm’s Distribution and Logistics Practice. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics as well as experience in developing strategy across a variety of industries.
Mr. Novich also has extensive experience in corporate governance matters and served as a director of other publicly traded companies with service on various board committees. As a public company director, he has previously chaired two audit committees and four compensation committees.
Mr. Novich is a trustee of the Field Museum of Natural History.

Business and Other Experience
•
Endeavor Health (December 2025-present), a community-based, fully integrated health system, where Mr. Novich serves as a member of its regional Board of Directors

•
Hillenbrand, Inc. (2010-February 2026) (Chair, audit committee; mergers and acquisitions committee; nominating and corporate governance committee, former Chair, compensation committee)

•
Beacon Roofing Supply, Inc. (2012-April 2025) (nominating and governance; audit committee; former Chair, audit committee; former Chair, compensation committee)

•
Analog Devices, Inc. (2008-2020) (audit committee; former Chair, compensation committee)

•
Ryerson Inc., Chairman of the Board (1999-2007)

•
Ryerson, Inc. (1994-2007), a global metal distributor and fabricator, where Mr. Novich joined in 1994 as Chief Operating Officer, was named President and CEO in 1996, and was additionally appointed Chairman in 1999. He remained Chairman and CEO until 2007, when the company was sold

•
Bain & Company (1981-1994), an international management consulting firm, where Mr. Novich spent several years as a partner and led the firm’s Distribution and Logistics Practice

Qualifications, Attributes and Skills

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	16	2026 proxy statement
Beatriz R. Perez Independent Director Executive Vice President and Global Chief Communications, Sustainability & Strategic Partnerships Officer, The Coca-Cola Company	Age: 56 Years on Grainger’s Board: 9 Director Since: 2017 Grainger Board Committees: Chair, CCOB BANC

Ms. Perez is an Executive Vice President of The Coca-Cola Company, where she leads an integrated team across public affairs and communications, sustainability, and strategic partnerships to support the company’s growth model and strategic initiatives. In this role, Ms. Perez aligns a diverse portfolio of work against critical business objectives to support brands, communities, consumers, and partners worldwide. During her tenure of more than two decades at that company, she has held several leadership roles while garnering significant experience in marketing and sustainability programs.
Ms. Perez also has experience in corporate governance matters and serves as a director of another publicly traded company, with additional responsibilities, including a governance committee assignment. Ms. Perez is a strong advocate for community service, serving on various non-profit boards, including The Coca-Cola Foundation.

Other Current Public Company Boards
•
Primerica, Inc. (corporate governance committee) (Ms. Perez is not standing for re-election to the Primerica, Inc. board at its annual meeting of stockholders, scheduled to be held in May 2026)

Business and Other Experience
•
The Coca-Cola Company (1996-present), a global beverage company, where prior to assuming her current position in March 2017, Ms. Perez held several leadership positions including as the company’s first Chief Sustainability Officer (2011-2017). Prior to that she held various roles of increasing responsibility at The Coca-Cola Company in the North America Operating Division, including Chief Marketing Officer, Senior Vice President Integrated Marketing, and multiple field operating roles

Prior Public Company Boards • HSBC North America Holdings, Inc. (2007-2014), the HSBC Finance Corporation (2008-2014), and the HSBC Bank Nevada, N.A. (2011-2013)
Qualifications, Attributes and Skills

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	17	●
E. Scott Santi Independent Director Non-Executive Chairman, and Former Chief Executive Officer, Illinois Tool Works Inc.	Age: 64 Years on Grainger’s Board: 16 Director Since: 2010 Grainger Board Committees: Audit (Audit Committee Financial Expert), Chair, BANC

Mr. Santi is the Non-Executive Chairman and former Chief Executive Officer of Illinois Tool Works Inc. (“ITW”). In the course of his more than 40 years with ITW, he served in various leadership roles for ITW including serving as the company’s CEO from 2012-2023. Mr. Santi has significant experience with acquisitions and divestitures and integrating acquired companies, strategic marketing. global manufacturing, innovation driven growth, international operations, and talent management including compensation policy, leadership development, and succession planning.
Mr. Santi currently serves as a trustee or director of various civic and nonprofit organizations including the Rush System for Health, Northwestern University, the Art Institute of Chicago, the Lyric Opera of Chicago, and the Chicago Symphony Orchestra Association.

Other Current Public Company Boards • Illinois Tool Works Inc. (Non-Executive Chairman of the Board)
Business and Other Experience
•
ITW (1983-present), a global multi-industry manufacturing leader of engineered components and systems, where Mr. Santi serves as Non-Executive Chairman. He served as ITW’s Chief Executive Officer (2012- 2023), and held various senior management roles, including Vice Chairman (2008-2012) and Executive Vice President (2004-2008)

Qualifications, Attributes and Skills

Susan Slavik Williams Independent Director Founder, President, and Manager, Four Palms Ventures; President and Director, The Donald J. Slavik Family Foundation	Age: 57 Years on Grainger’s Board: 6 Director Since: 2020 Grainger Board Committees: CCOB BANC
Ms. Slavik Williams is a private investor who has been a long-term significant shareholder of the Company as well as an entrepreneur and environmentalist. She has expansive knowledge in investments, financing, and real estate, including as a result of her 30-plus years of service on the board of directors of Mark IV Capital, Inc. She also has a deep understanding of environmental and social matters, working for 29 years as President and member of the board of directors of a foundation focused on wildlife preservation in the United States, Africa, South America, and Asia. Since 2017, Ms. Slavik Williams has served as a member of the board of directors of iSelect Fund, a venture capital investment firm. For 12 years, Ms. Slavik Williams was a director of the Saint Louis Zoo and currently serves on the conservation committee of its strategic planning group. As a longstanding significant shareholder of the Company, she possesses extensive knowledge of the Company’s business, organization, and culture.

Business and Other Experience
•
Four Palms Ventures, a venture capital firm founded by Ms. Slavik Williams focused on investing in early stage agtech and other technology companies, where Ms. Slavik Williams serves as President and Manager (2019-present)

•
iSelect Fund, a venture capital investment firm, where Ms. Slavik Williams serves on the board (2017-present)

•
The Donald J. Slavik Family Foundation, a nonprofit organization supporting programs that preserve wildlife and the environment, where Ms. Slavik Williams presently serves as President and a member of its Board of Directors (1995-present)

•
Mark IV Capital, Inc., a private commercial real estate development and investment company, where Ms. Slavik Williams served on its Board of Directors (1989-2025)

•
Ernst & Young Consulting (now Capgemini), a global consulting and technology services company, where Ms. Slavik Williams was a Manager (1994-1998)

Qualifications, Attributes and Skills

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	18	2026 proxy statement
Lucas E. Watson Independent Director Partner, Archer Venture Capital and Former President, MSG Sphere at Madison Square Garden Entertainment Corp.	Age: 55 Years on Grainger’s Board: 8 Director Since: 2017 Grainger Board Committees: CCOB BANC
Mr. Watson is a Partner at Archer Venture Capital. Previously he served as President, MSG Sphere at Madison Square Garden Entertainment Corp. where he led the strategy and execution of all business aspects of the Sphere, which opened in Las Vegas in September 2023. Prior to that he served as Senior Vice President, Go To Market, and Chief Marketing Officer and General Manager, at Cruise LLC where he led Cruise’s go to market strategy with respect to the company’s autonomous vehicle fleet. Before Cruise, he served as Executive Vice President and Chief Marketing and Sales Officer at Intuit, where he led the company’s global sales and go to market efforts. Prior to Intuit, Mr. Watson was Vice President for Global Brand Solutions at Google, where he led the company’s brand advertising business, working with many of the world’s leading companies. Early in his career, Mr. Watson held a variety of marketing and general management roles at Procter & Gamble.

Business and Other Experience
•
Partner, Archer Venture Capital (2023-present), a leading venture capital firm that invests in high growth technology companies. Member of the Board of Directors of Hatch Baby, Inc. which is one of Archer’s portfolio investments

•
Madison Square Garden Entertainment Corp. (2022-2023), a leader in live entertainment where Mr. Watson served as President, MSG Sphere

•
Cruise LLC (2018-2021), an autonomous vehicle and technology company owned by General Motors Company, a global automotive company, where Mr. Watson served as Senior Vice President, Go to Market (2020-2021) and Chief Marketing Officer and General Manager (2018-2020)

•
Intuit, Inc. (2016-2018), a global provider of business and financial management solutions, where Mr. Watson served as an Executive Vice President and Chief Marketing and Sales Officer

•
Google, Inc. (2011-2016), a global technology company, where Mr. Watson served as Vice President, Global Brand Solutions

Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	19	●
Steven A. White Independent Director Former President, Special Counsel to the Chief Executive Officer, Comcast Cable	Age: 65 Years on Grainger’s Board: 5 Director Since: 2020 Grainger Board Committees: CCOB BANC

Mr. White brings over 30 years of experience in eCommerce, sales, marketing, operations, and general management across multiple industries. In over 22 years at Comcast Corporation, Mr. White served in various senior management roles with significant operating and financial responsibility over a number of states, thousands of employees, millions of customers, and billions of dollars in revenue. In December 2024, Mr. White retired from Comcast as President, Special Counsel to the CEO, Comcast Cable. Mr. White also served for 11 years as President, Comcast West. In that capacity, he was responsible for all Comcast cable operations in 13 states, leading nearly 30,000 employees, serving more than nine million customers, and driving annual revenue of nearly $20 billion. Prior to that, Mr. White was responsible for Comcast’s operations in California. Before joining the cable industry, Mr. White held various positions at Colgate-Palmolive, including Marketing Director of Colgate-Palmolive’s Toothbrush Products Division.
Mr. White also has experience in corporate governance matters and serves as a director of one other public company, where he serves on various committees. Mr. White also serves on the board of directors of the Metropolitan Football Stadium District and is a member of the Executive Leadership Council. He is a published author and public speaker.

Other Current Public Company Boards • Hormel Food Corporation (governance committee; audit committee)
Business and Other Experience
•
Comcast Corporation (2022-October 2024): A global media and technology company, where Mr. White held various roles, including President, Comcast West Division (2009-2020), Regional Senior Vice President, Comcast California (2007-2009), and Regional Senior Vice President, Comcast Mid-South Region (2002-2007)

•
AT&T Broadband, LLC (2000-2002): A leading provider of global telecommunications, media and technology services that merged with Comcast in 2002, where Mr. White was Senior Vice President (2000-2002)

•
KeHe Distributors, LLC (January 2026-Present): A major North American distributor of natural, organic, specialty, and fresh foods, where Mr. White is a director

Prior Public Company Boards • Shaw Communications Inc. (2021-2023) (human resources and compensation committee)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	20	2026 proxy statement
Board and Committee Meetings; Executive Sessions
Five meetings of the Board were held in 2025. Each Board meeting included at least one executive session, during which only independent Directors were present. In total, 16 Committee meetings were held in 2025. During 15 Committee meetings, Committee members also met in executive session, without management present. At each Board meeting, the Committees report to the full Board on their activities and actions.
Board Committees & Membership
Our Board has established three standing committees: the Audit Committee; the Board Affairs and Nominating Committee; and the Compensation Committee (each, a “Committee”). Each Committee has a charter that defines its specific responsibilities. Each charter is reviewed annually, and each Committee then recommends to the Board charter revisions that may be needed to reflect new responsibilities or evolving best practices. As required by each Committee’s charter, all members of each Committee must be “independent” Directors. Each Committee has the authority to retain independent advisors to assist it in carrying out its responsibilities.
The Operating Principles provide for the Board’s Committees and the process for selecting Committee leadership. The BANC’s recommendations are considered by the Board following each annual meeting of shareholders. The Committee members are appointed by the Board based on recommendations of the BANC. Committee membership as of March 2, 2026 is as follows:
	Audit Committee	Board Affairs & Nominating Committee	Compensation Committee
Rodney C. Adkins
George S. Davis (FE)	C
Katherine D. Jaspon (FE)
Christopher J. Klein (FE)
Cindy J. Miller
Neil S. Novich (FE)
Beatriz R. Perez			C
E. Scott Santi (LD)(FE)		C
Susan Slavik Williams
Lucas E. Watson
Steven A. White
C	Chair ✓ Member LD Lead Director FE Audit Committee Financial Expert as defined under SEC (as defined below) rules
Copies of each Committee charter are available under “Governance” in the Investor Relations section of our website at https://invest.grainger.com.
The Board has delegated certain responsibilities and authority to its standing Committees, as described below.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Audit Committee
Members All Independent George S. Davis (Chair) Rodney C. Adkins Katherine D. Jaspon Christopher J. Klein Neil S. Novich E. Scott Santi
Oversees the Company’s accounting, financial reporting processes and audits of financial statements and internal controls

The Audit Committee of the Board (the “Audit Committee”) met six times in 2025. The Board has determined that each of the members of the Audit Committee is “independent” as defined under U.S. Securities and Exchange Commission (the “SEC”) rules and in the NYSE listing standards. The Board has also determined that each of the members of the Audit Committee is financially literate and that five of the six members are an “audit committee financial expert,” as that term is defined under SEC rules.
The Audit Committee assists the Board in its oversight responsibility with respect to the following:
•
the Company’s financial reporting process;

•
the Company’s systems of internal accounting, financial, and disclosure controls;

•
the integrity of the Company’s financial statements;

•
the Company’s compliance with legal and regulatory requirements;

•
the Company’s ERM systems and processes as to business continuity, cybersecurity, privacy, legal and other risks;

•
the qualifications and independence, as well as the appointment, compensation, retention, evaluation, and termination, of the Company’s independent auditor, the resolution of disagreements between management and the independent auditor regarding financial reporting, and the selection of the auditor’s lead audit partner;

•
the performance of the Company’s internal audit function and the independent auditor;

•
the pre-approval of audit and permissible non-audit services and fees to be provided by the independent auditor; activities and amendments relative to the Company’s ERISA plans that involve the investment of funds, subject to coordination with the Compensation Committee where appropriate;

•
the establishment of procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and

•
compliance with the Company’s Business Conduct Guidelines, including reviews of potential violations communicated through the Company’s confidential reporting channels.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	22	2026 proxy statement
Board Affairs and Nominating Committee

Members
All Independent
E. Scott Santi (Chair)
Rodney C. Adkins
George S. Davis
Katherine D. Jaspon
Christopher J. Klein
Cindy J. Miller
Neil S. Novich
Beatriz R. Perez
Susan Slavik Williams
Lucas E. Watson
Steven A. White

Oversees the Company’s corporate governance practices and senior talent development and succession

The BANC met five times in 2025. The Board has determined that each of the members of the BANC is “independent,” as defined under the NYSE listing standards.
The BANC assists the Board in its oversight responsibility as follows:
Board Composition and Renewal
•
makes recommendations to the Board regarding the makeup and size of the Board and the types and functions of its Committees;

•
establishes specific written criteria by which Director nominees shall be qualified;

•
periodically evaluates whether the Board members collectively have the right mix of experiences, qualifications, attributes, skills, backgrounds, and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders;

•
determines the preferred qualifications and characteristics for potential Board nominees, which are shared with our third-party search firm; and

•
identifies and screens potential nominees, consistent with the Criteria.

Governance
•
makes recommendations concerning Director and nominee independence, attendance and performance;

•
reviews transactions between the Company and related persons;

•
evaluates the overall performance of the Board and its Committees on an annual basis;

•
oversees corporate governance, including:

◦
making initial assessments regarding corporate governance issues or proposals;

◦
recommending corporate governance guidelines and conducting annual reviews of the Committee charters, the Operating Principles for the Board, and the Criteria for Membership on the Board;

◦
recommending the appointment of the Lead Director;

◦
recommending Board Committee responsibilities, Committee Chairs, and members;

◦
determining policies regarding rotation of Directors among the Committees;

◦
evaluating the Board’s corporate governance, including the adequacy of information supplied to the Board;

◦
evaluating the Board’s performance of its oversight responsibilities;

◦
recommending policies applicable to Directors; and

◦
overseeing the Company’s corporate responsibility, including its environmental sustainability, community impact, governance, the Company’s culture, talent strategy, and workplace practices.

Succession Planning and Management Development
•
works with the Compensation Committee to annually review senior management organization, career paths, and succession; and

•
leads the annual performance review of management, including the CEO to the extent necessary to supplement the Compensation Committee’s review against CEO compensation goals and objectives.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Compensation Committee of the Board
Members All Independent Beatriz R. Perez (Chair) Cindy J. Miller Susan Slavik Williams Lucas E. Watson Steven A. White
Oversees the Company’s compensation philosophy and compensation and human capital policies and programs

The Compensation Committee of the Board (the “Compensation Committee”) met five times in 2025. The Board has determined that each member of the Compensation Committee is “independent” as defined in the independence requirements for members of compensation committees under SEC rules, the NYSE listing standards, and under the Internal Revenue Code.
The Compensation Committee assists the Board in its oversight responsibility as follows:
•
oversees the Company’s compensation and benefits to ensure that:

◦
the Board appropriately discharges its responsibilities relating to senior management compensation,

◦
the Company maintains a market competitive compensation structure designed to attract, motivate, develop, and retain key talent,

◦
compensation and benefits policies and practices reflect the highest level of transparency and integrity,

◦
compensation is aligned with shareholder value creation and strategic objectives,

◦
senior management compensation is linked to Company performance and provides appropriate incentives to increase shareholder value,

◦
compensation policies and practices for all employees are designed with appropriate incentives that do not encourage unnecessary or excessive risk taking and are administered in a transparent manner,

◦
the interests of shareholders are protected, and

◦
equity-based plans and incentive plans are appropriately designed and administered, including review and approval of performance measures applicable to short- and long-term incentive plans;

•
reviews and recommends to the Board non-retirement compensation and benefits for independent Directors;

•
annually reviews and approves CEO compensation, as follows:

◦
reviews and approves corporate goals and objectives relevant to CEO compensation,

◦
evaluates CEO performance in light of those corporate financial goals and objectives, with assistance from the Lead Director and the other Board Committees, as appropriate, and

◦
together with the other independent Directors, determines and approves, in its sole discretion, the CEO’s total compensation based on the above evaluation, in executive session without members of management present;

•
reviews and recommends to the Board for approval the compensation paid to Senior Vice Presidents (“SVPs”) and Section 16 Officers, including the other Named Executive Officers (“NEOs”);

•
together with the other independent Directors as directed by the Board, determines, in their sole discretion, the appropriate compensation design and level of CEO compensation in executive session without members of management present;

•
approves annual grants of equity-based compensation awards (including, restricted stock units (“RSUs”) and performance share units (“PSUs”)) to NEOs, other officers and employees under plans approved by shareholders that incorporate clawback provisions;

•
may delegate to management limited authority to grant “off-cycle” equity-based compensation awards of RSUs and PSUs to non-officer employees, excluding the CEO and SVPs. Awards under this authority are granted pursuant to terms and conditions approved by the Compensation Committee. Management informs the Compensation Committee of the awarded grants at the Compensation Committee’s next meeting. The pool of shares available to management under this delegation is approved annually by the Compensation Committee. The Compensation Committee may terminate this delegation of authority at its discretion;

•
retains, terminates, and approves the compensation for an independent compensation consultant who reports directly to the Compensation Committee; determines the independence of such independent compensation consultant; and routinely meets in executive session with the independent compensation consultant, without management present; and

•
oversees the Company’s programs and policies for human capital management and assists the BANC in its oversight of the Company’s programs and policies with respect to employee engagement and leadership effectiveness, and any related ERM reviews.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	24	2026 proxy statement
Leadership Structure
The Board has strong governance structures and processes in place to ensure the independence of the Board. These structures and processes, which are reflected in the Operating Principles and the Committees’ charters, allow for the independent Directors to effectively exercise the Board’s authority in overseeing critical matters of strategy, operations, ERM, and financial reporting.
The Board carefully considers its leadership structure and believes that a combined Chairman/CEO position, coupled with an independent Lead Director appointed by the Board, provides effective oversight of management by the Board and results in a high level of management accountability to shareholders. In the Board’s view, having D.G. Macpherson serve as both the Chairman and CEO assists in the timely flow of relevant information, which supports effective Board decision-making and provides a useful connection between the Board and management so that Board actions are appropriately and efficiently executed.
In deciding that a combined Chairman and CEO position is the appropriate leadership structure for the Company, the Board also recognized the need for independent leadership and oversight. Having an independent Lead Director actively engaged in planning and oversight is an essential component of effective governance. The Company’s Operating Principles require that a Lead Director be annually elected by and from the independent directors. The Lead Director is responsible for ensuring Board involvement in major issues and/or proposals and that the Board is addressing major strategic and operational initiatives. To this end, the Lead Director reviews meeting agendas and information to be provided to the Board, consults with Directors, the CEO and management, and presides at executive sessions of the Board. With the Lead Director performing these important duties and having the power under the By-laws to call meetings of the Board and to lead such meetings in the Chairman’s absence, the Board does not believe that separating the role of the Chairman and CEO would result in strengthening the Company’s corporate governance or in creating or enhancing long-term value for our shareholders.
The duties performed exclusively by the independent Directors, either collectively or through Committees comprised solely of independent Directors, include selecting the Chairman and CEO and evaluating his performance and setting his compensation.
Lead Director
The Board’s independent Directors elected the current Lead Director, Mr. E. Scott Santi, after the 2025 Annual Meeting. As Lead Director, Mr. Santi oversees the Board’s operations and plays an important role in the Board’s independent oversight of management, key risks and governance matters. Among the duties assigned to the Lead Director is the responsibility for:
Board Matter	Responsibility
Agendas
•
Soliciting the independent directors for topics to be included in the Board meeting agenda;

•
Collaborating with the Chairman in developing and approving Board meeting agendas; and

•
Reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items.

Communicating with the Chairman	• Regularly communicating with the Chairman between meetings on strategic and operational issues and acting as a “sounding board” and advisor.
Communicating with Directors	• Serving as the primary liaison between the Chairman and the independent Directors; and • Reviewing and approving the types of information sent to the Board.
Communicating with Shareholders	• Being available, as necessary, for consultation and communication with major shareholders on behalf of the Board.
Executive Sessions	• Presiding over executive sessions of the independent Directors.
Board Meetings
•
Presiding over meetings of the Board at which the Chairman is not present; and

•
Calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Board Matter	Responsibility
Board and Management Evaluations
•
Coordinating with the BANC and the applicable Board Committee Chairs regarding the annual self-evaluation of the performance and effectiveness of the Board, its Committees, and individual Directors; and

•
Leading the Board in its annual review of the Board’s and management’s performance and succession planning, including the CEO, to the extent necessary to supplement the Compensation Committee’s review of the CEO’s performance relative to applicable compensation goals and objectives.

Director Search	• Coordinating with the BANC and the Chairman on the Director recruitment and interview process.
Risk Management	• Coordinating with the CEO and the applicable Board Committee Chairs on key risks to the Company and facilitating discussion as appropriate at Board meetings.
Board, Committee, and Director Evaluations
The Board recognizes that a rigorous, ongoing evaluation process is an essential component of strong corporate governance practices and promoting continuing Board effectiveness. Each year, the Board conducts a three-part evaluation process coordinated by the Lead Director and the Committee Chairs: (a) full Board evaluation; (b) Committee evaluations; and (c) Director self-assessments. To help make sure the evaluations are useful, we routinely review the evaluation process with an external governance expert.
2025 Evaluation Process
As in prior years, the Lead Director conducted the Board evaluation and individual Director self-evaluations, while the Committee Chairs conducted evaluations for their respective Committees. Management’s feedback on the Board’s operation and engagement was provided to the Board. The Board also engages in an “after action” process that reviews routine matters such as information flow, meeting content and management interaction following each meeting in executive session.
The Board believes that this open-ended question/interview approach helps elicit thoughtful and useful responses that encourage valuable conversations and actionable insights. Supplementing the annual surveys is a continuous feedback loop that prevents reliance solely on a single, formal event at the end of the year.
The results of the evaluations and interviews were compiled anonymously. The Lead Director then discussed with the Board the results of the Board evaluations, individual Director self-assessments and the management leadership team feedback, while the Committee Chairs discussed the results of the Committee evaluations with their respective Committees. Below is an overview of the key steps in the annual evaluation process:
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	26	2026 proxy statement
DIRECTOR EVALUATIONS: A MULTI-STEP PROCESS
The information gained through this process helps shape the content of educational presentations to the Board and identify desirable skill sets in Director searches conducted from time-to-time by the Board.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Board Oversight
The Board oversees, counsels, and directs management in the long-term interests of the Company and its shareholders. The Board’s oversight responsibilities include:

•
Helping management assess short- and long-term strategies for the Company and evaluating management’s performance against its goals.

•
Selecting, evaluating the performance of, and determining the compensation of the CEO and other executive officers.

•
Overseeing management succession planning to maximize long-term corporate performance.

•
Overseeing enterprise risk management processes and policies of the Company including in response to changing regulations.

•
Monitoring the processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with law and ethics.

•
Encouraging management communication with the Company’s shareholders.

•
Developing and monitoring the Company’s culture and corporate responsibility.

•
Overseeing the Company’s corporate responsibility efforts, known as the Grainger Impact Program.

Board’s Role in Shareholder Engagement
The Board believes it is important for the Company to maintain active engagement with its shareholders in order to effectively communicate the Company’s strategy and to ensure that shareholders’ perspectives are understood and considered by the Board. Engagement with shareholders includes quarterly earnings calls, the annual meeting of shareholders, our annual Lead Director meetings, investor conferences, individual meetings, and other channels of communication. Consistent with prior years, in 2025, the Company engaged with shareholders who owned an aggregate of over 50% of the shares outstanding as of December 31, 2025. On a regular basis, as part of its oversight role, the Board routinely receives reports and briefings from the Company’s Investor Relations team summarizing investor feedback and any shareholder concerns, questions, and trends. The Company has a comprehensive shareholder engagement program to reach a significant cross-section of our shareholder base, including large institutional investors, pension funds, and other investors. Our CEO, CFO, and VP, Investor Relations, and other members of our Investor Relations team, maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, corporate responsibility efforts, and executive compensation matters. Continuing a practice that started in 2017, the Company arranged for the Board’s Lead Director to meet with a variety of institutional investors to explain, among other matters, the Company’s corporate responsibility efforts and executive compensation practices and objectives in 2025 and the Board’s focus for 2026.
Succession Planning, Talent, and Human Capital Management
The Board recognizes that it has an important duty to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other key leadership positions. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the BANC, which is comprised of all of the Board’s independent Directors. The BANC reports on its activities to the full Board, which routinely addresses planned succession scenarios and annually reviews emergency succession plans.
Recruiting, developing, promoting, and retaining top talent is a key priority for the Company. The Board annually reviews our talent strategy to ensure we have the right culture and people to support our strategic imperatives well into the future. This strategy has four pillars:
•
Evolving our culture;

•
Empowering our people leaders;

•
Building our talent pipeline; and

•
Developing our future leaders.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	28	2026 proxy statement
While the BANC has oversight of the Company’s talent strategy, the Compensation Committee has oversight of the Company’s programs and policies for human capital management and supports the BANC in its oversight of employee engagement and leadership effectiveness.
Consistent with this framework, the BANC annually conducts in-depth reviews of senior leader development. This review addresses the Company’s management development initiatives, assesses senior management resources, and identifies individuals who should be considered as potential future senior executives. To ensure that the succession planning and management development process supports and enhances the Company’s strategic objectives, the Board and the BANC also regularly consult with the CEO on the Company’s organizational needs, the leadership potential and related development plans for key managers, and plans for future development and emergency situations.
To supplement these efforts, the senior management team, as well as a broader array of executives throughout our businesses, make presentations to the Board and its Committees and also interact in more informal settings with the Directors. This engagement gives our Directors meaningful insight into the Company’s culture and the current pool of talent, attraction, and retention strategies for our executives.
Board’s Role in Risk Oversight
The Board has overall responsibility for risk oversight, with its Committees assisting the Board in performing this function based on their respective areas of expertise. The Board’s role is to oversee the Company’s ERM programs, including risk assessment and risk management processes and policies used by the Company to identify, assess, monitor, and address both present and potential strategic, operational, financial, corporate responsibility, cybersecurity, compensation, legal, and compliance risks on an enterprise-wide basis. This oversight includes working with the Company’s internal audit team in its consultation with external advisors to identify and prioritize key risks based on factors including their materiality and the timeframe in which such risks may be realized. The Directors’ involvement helps the Company anticipate future trends and risks. The Board focuses on material risks that may present near-term challenges and on longer-term risks that may require early preparation due to either their materiality or complexity. As part of this oversight, the Board receives regular reports from management on key risks across these and other subject matters, which gives the Board broad visibility over risks within the organization and the Company’s efforts to mitigate such risks. The Board and/or the applicable Committee also receives advice from time to time from external advisors on specific risk matters. The Lead Director discusses and coordinates with the CEO and applicable Committee Chairs on key risks and facilitates discussion as appropriate at Board meetings.
The Committees support the Board in the risk oversight process. The BANC and Compensation Committee Charters assign risk reviews of the Company’s Impact Program focus areas and reporting to the BANC and the Compensation Committee, including the Company’s human capital management programs and policies to the Compensation Committee. Members of management regularly provide reports to the BANC and Compensation Committee on relevant risk topics. In addition, as part of its existing oversight responsibility, the Compensation Committee assesses the relationship between potential risk created by the Company’s compensation programs and their impact on long-term shareholder value. The Audit Committee assists the Board in its oversight of the Company’s ERM program and processes, including as to business continuity, cybersecurity, privacy, legal, compliance, and other risks as determined by the Board.
Both the Board and the Audit Committee regularly review the Company’s risk management assessment, processes, and policies and receive regular updates from the members of the Company’s management who are responsible for the effectiveness of the Company’s ERM program. As part of its ERM oversight, the Board oversees and regularly reviews the Company’s programs and processes for cybersecurity risk, including the Company’s framework for preventing, detecting, and addressing cybersecurity incidents and identifying emerging risks both broadly and within related industries.
The Vice President, Ethics and Compliance reports directly to the Chief Legal Officer and routinely attends Audit Committee meetings, including annual meetings with the Audit Committee in closed session. He has access to every call or online submission to the Company’s third-party hosted telephone hotline and hotline web portal on which team members may anonymously inquire, initiate a complaint, or participate in internal investigations. The Vice President, Ethics and Compliance also provides updates on ethics and compliance investigations to the Audit Committee on a quarterly basis. If an issue is significant, the Audit Committee is made aware per Grainger’s escalation policy.
The Board’s risk oversight is supported by internal audit and external audit reviews, external legal counsel and other consultants, the Company’s finance, controller, and legal departments and internal disclosure committee. As appropriate or as requested by the Board, Committees or Lead Director, they prepare materials and provide presentations to the Board and Committees on risks identified during the course of their work or as part of regular diligence. Management provides disclosure committee reports to the Audit Committee no less than quarterly as part of its preparation for the Company’s quarterly earnings calls and quarterly and annual reports filed on Forms 10-Q and 10-K, respectively.
Corporate Responsibility—The Grainger Impact Program
In support of the Company’s purpose, the Company strives to operate responsibly and sustainably, informed by an assessment that identified the topics most important to our business and stakeholders. The assessment was conducted through a series of engagements with key internal and external stakeholders to evaluate various topics based on the financial significance to our business and the impact Grainger may have on the environment, people and society more broadly. The Grainger team partners with customers, suppliers, and communities on core focus areas that comprise the Grainger Impact Program. In 2025, these areas included Energy & Emissions, Customer Sustainability Solutions, Supplier Relationships and Strategic Alliances, Inclusion, Opportunity, and Community (IOC), and Working Safely and Securely.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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1. Energy & Emissions
The Company aims to reduce its emissions through efforts such as improving supply chain efficiency, increasing solar energy usage, optimizing facility efficiency with building management systems, implementing high-efficiency life cycle replacements, and transitioning some Powered Industrial Equipment batteries to hydrogen fuel cells. Grainger’s 2030 emissions target seeks to reduce our global absolute Scope 1 and Scope 2 emissions by 50% from a 2018 baseline.
2. Customer Sustainability Solutions
The Company strives to operate its business and supply chain sustainably and provides sustainability solutions to help customers who seek to do the same. The Company’s sustainability solutions include a portfolio of Environmentally Preferable Products, Other Sustainability Related Products, and other sustainability related services.
3. Supplier Relationships and Strategic Alliances
Grainger’s Strategic Alliances team partners with value-added local, small, and veteran-owned resellers and service providers to support our customers’ needs. These alliances enhance our ability to deliver tailored, high-touch solutions to help customers meet their operational efficiency and regulatory compliance objectives.
4. Inclusion, Opportunity & Community
Grainger believes a broad talent pool is essential to live its principles, foster innovation, build high-performing teams and drive business results. The Company understands that future business success requires a mix of current and new skill sets, varied experiences, and a broad array of backgrounds and perspectives, and strives to reflect this in its hiring, retention, and promotion practices. The Company promotes a welcoming culture that values all people. The Company works collaboratively with various community partners through a combination of resources, including in-kind and cash donations, a nonprofit board placement program, team member volunteerism and our three-to-one Matching Gifts Program.
5. Working Safely & Securely
Grainger knows that integrating a safety mindset across our operations is essential to creating a safe and healthy workplace. To foster this culture, we provide ongoing team member safety training and communications, including onboarding programs, weekly safety communications and regular role-specific safety training.
Impact Program Governance
Our Board of Directors, executive leadership team and senior leaders take an active role in our overall Impact Program strategy. The Company’s commitment to corporate responsibility begins with general oversight by the BANC, which is comprised of all of the Board’s independent Directors. The BANC annually reviews the Company’s Impact Program and reporting, including its sustainability, community impact, governance, company culture, talent strategy, and workplace practices. The Grainger Leadership Team sets the strategic direction for the Company’s Impact Program, which is then implemented by designated Grainger team members.
Commitment to Ethics & Integrity
The Company is also committed to operating with ethics and integrity. The Company’s Business Conduct Guidelines define our shared expectations, consistent with the highest ethical and legal standards, of how we work together, serve customers and business partners, and honor our commitments to shareholders everywhere we do business. Grainger team members are required to complete Business Conduct Guidelines training and certification. We encourage the reporting of ethical concerns or complaints regarding Company or individual practices through the Company’s anonymous third-party hosted telephone hotline and web portal.
The Company has adopted a Supplier Code of Ethics and Human Rights Principles, which require suppliers, contractors, and consultants to comply with high ethical standards. The Company’s Supplier Code of Ethics, which is also included in the Company’s Business Conduct Guidelines, focuses on responsible sourcing along the dimensions of human rights, labor, environment, and anti-corruption. The Company’s Human Rights Principles include the Company’s commitment to providing a safe and fair workplace that upholds and respects international human rights standards. These principles are approved and monitored regularly by senior leadership. The Company’s Supplier Code of Ethics and Human Rights Principles are available under “Governance” in the Investor Relations section of our website at https://invest.grainger.com.
Impact Program Reporting
The Company continues to evolve its Impact Program and reporting in a manner that it believes is beneficial to the Company and its investors. Since 2011, Grainger has published an annual report overviewing its corporate responsibility efforts available under “Impact” in the Investor Relations section of our website at https://invest.grainger.com for more information.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	30	2026 proxy statement
As part of the Company’s continued commitment to transparency, we published our U.S. Federal Employment Information Report (“EEO-1”). The data in the consolidated EEO-1 report is based on the Company’s population in the United States as of December 31, 2024 and reflects the Company’s U.S. workforce as of that time. Grainger’s consolidated EEO-1 report is available at https://invest.grainger.com.
Political Activity
Grainger’s Business Conduct Guidelines prohibit the use of Company funds or assets for political purposes, including for contributions to any political party, candidate, or committee. Grainger does not maintain a political action committee.
Given a particular issue, it is prudent for the Company to understand the legislative and regulatory environments at both the federal and state levels. The Company has, from time-to-time, engaged advisors to assist in limited lobbying, mainly related to government procurement and providing insight on state and local issues impacting the Company. In 2025, Grainger was also a member of five trade associations.
Other Communications with Directors
Shareholders and other interested parties wishing to communicate with the Board may send correspondence to the Lead Independent Director and/or the Office of the Corporate Secretary, who will submit all correspondence regarding bona fide issues or questions concerning Grainger to the Board or the appropriate Committee, as applicable. Communications may be addressed to:
[Name(s) of Director(s)]
or
[Non-management Directors]
or
[Board of Directors]
W.W. Grainger, Inc.
100 Grainger Parkway
Lake Forest, Illinois 60045-5201
If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available under “Governance” in the Investor Relations section of our website at https://invest.grainger.com.
Available Information
All documents referenced below are available to shareholders under “Governance” in the Investor Relations section of our website at https://invest.grainger.com or in print, free of charge, upon request to the Office of the Corporate Secretary at Grainger’s headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.
Business Conduct Guidelines
Grainger has adopted Business Conduct Guidelines for Directors, officers, and employees, which incorporate the Code of Ethics required by the SEC as applicable to the chief executive officer, chief financial officer, and chief accounting officer or controller.
The Company provides annual Business Conduct Guidelines training and all Directors, officers, and employees are required to certify annually that they have read, understand, and are in compliance with the Business Conduct Guidelines. Our Business Conduct Guidelines are posted in the “Governance” section on Grainger’s website at https://invest.grainger.com.
Operating Principles for the Board of Directors
Grainger also has adopted Operating Principles for the Board of Directors, which represents its corporate governance guidelines. The Operating Principles are available under “Governance” in the Investor Relations section of our website at https://invest.grainger.com.
Committee Charters
The charters, as adopted by the Board and amended from time to time, of the Audit Committee, the BANC, and the Compensation Committee are available under “Governance” in the Investor Relations section of our website at https://invest.grainger.com.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	31	●
Director Compensation
Grainger’s non-employee Directors each receive an annual cash retainer of $115,000 and an annual deferred stock unit (“DSU”) grant of $175,000. The Lead Director and Directors serving as Committee Chairs receive an additional annual cash retainer.
Grainger aims to compensate its non-employee Directors at a level that approximates median market practice. In benchmarking Director pay, Grainger uses the same compensation comparator group as used to benchmark compensation for Grainger’s executives as described in the Compensation Discussion and Analysis section beginning on page 40. The Compensation Committee’s independent compensation consultant advises on Director compensation.
The Directors’ compensation program, which was last adjusted in April 2024, consists of the following:
DIRECTOR COMPENSATION
Total Base Compensation $290,000
Additional Annual Cash Retainers:
•
$37,500—Lead Director

•
$30,000—Audit Committee Chair

•
$25,000—Compensation Committee Chair

•
$20,000—BANC Chair

All non-employee Directors receive an annual DSU grant worth $175,000. In 2025, the number of shares covered by each grant was equal to $175,000 divided by the 20-day average stock price through March 31 (a methodology consistent with the calculation used for equity awards to grant-eligible employees), rounded up to the next whole share. For non-employee Directors elected at the 2025 Annual Meeting of shareholders, the DSU formula resulted in payment of 178 DSUs based on a 20-day average stock price as of March 31, 2025 of $983.35 per share. The DSUs are settled in shares of Grainger common stock on a 1:1 basis upon termination of service as a Director. On their April 30, 2025 grant date, the value of such DSUs was $180,262 using the closing price of $1,012.71 per share of Grainger’s common stock on April 29, 2025. Directors may defer their annual cash retainers, Lead Director retainer, and Committee Chair retainers (as applicable), into a DSU account.
Stock ownership guidelines applicable to non-employee Directors provide that within five years after election, a Director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The hedging or pledging of Company shares by Directors or executive officers is prohibited by Company policy (see Hedging and Pledging Prohibition beginning on page 55). No Directors (or executive officers) have hedged or pledged any of the shares beneficially owned by them. All Directors are in compliance with the stock ownership guidelines.
Grainger annually matches each Director’s charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.
Mr. Macpherson, who is an employee of Grainger, does not receive any separate compensation for serving as a Director.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	32	2026 proxy statement
2025 Director Compensation Table
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Rodney C. Adkins	$115,000	$180,262	$7,500	$302,762
George S. Davis	$145,000	$180,262	$0	$325,262
Katherine D. Jaspon	$115,000	$180,262	$7,500	$302,762
Christopher J. Klein	$115,000	$180,262	$0	$295,262
Cindy J. Miller	$115,000	$180,262	$0	$295,262
Neil S. Novich	$115,000	$180,262	$7,500	$302,762
Beatriz R. Perez	$140,000	$180,262	$0	$320,262
E. Scott Santi	$172,500	$180,262	$7,500	$360,262
Susan Slavik Williams	$115,000	$180,262	$0	$295,262
Lucas E. Watson	$115,000	$180,262	$7,500	$302,762
Steven A. White	$115,000	$180,262	$0	$295,262

(1)
Represents the annual cash retainers received in 2025 by all non-employee Directors.

(2)
Represents the fair value of the non-employee Directors’ 2025 award of 178 DSUs on the grant date of April 30, 2025, using the closing price of $1,012.71 per share of Grainger’s common stock as of April 29, 2025. The DSUs immediately vest upon the grant date and will be paid in shares of Grainger common stock on a 1:1 basis upon departure from the Board, computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(3)
Represents amount paid by the Company to charitable organizations as part of the Company’s Matching Gifts Program with respect to donations made and matched in 2025. The Directors receive no direct or indirect benefit from the matching contributions.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	33	●
Ownership of Grainger Stock
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning any person known to Grainger to beneficially own more than 5% of Grainger’s common stock as of December 31, 2025 except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934 (the “Exchange Act”).
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	5,627,263(2)	11.71%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	4,003,072(3)	8.10%
Susan Slavik Williams 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	2,796,213(4)	5.9%

(1)
Unless otherwise indicated, percentages calculated are based upon Grainger common stock outstanding as set forth in the statements on Schedule 13G or 13G/A filed by the respective beneficial owners with the SEC.

(2)
Based on information provided in a Schedule 13G/A filed on July 29, 2025, The Vanguard Group has shared voting power with respect to 57,190 shares, sole dispositive power with respect to 5,420,807 shares, and shared dispositive power with respect to 206,456 shares. The Vanguard Group is the parent of several subsidiaries; no one subsidiary’s beneficial ownership interest in the Grainger common stock being reported is five percent or more of the total outstanding common shares.

(3)
Based on information provided in a Schedule 13G/A filed on January 25, 2024, BlackRock, Inc. has sole dispositive power with respect to all of the shares, and sole voting power with respect to 3,546,622 shares. Various non-person entities have the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of Grainger’s common stock. No one person’s interest in the Grainger common stock is more than five percent of the total outstanding common shares.

(4)
Based on information provided in a Schedule 13G/A filed on January 29, 2025, Ms. Slavik Williams has sole voting power with respect to 2,785,700 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 2,785,700 shares and shared dispositive power with respect to 8,342 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 2,794,042 shares excludes 1,029,384 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power. Based on information provided in a Form 4 filed on December 3, 2025, 2,171 DSUs have been credited to the account of Ms. Slavik Williams.

Security Ownership of Directors and Management
The table below shows the ownership of Grainger common stock by each Director nominee, each of our NEOs, and all Director nominees and all executive officers as a group, as of January 20, 2026, except as otherwise noted below.
Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	34	2026 proxy statement
Name of Beneficial Owner	Shares	Stock Options(1)	Stock Units(1)(2)	Percent of Class(3)
Rodney C. Adkins	400	—	5,963	*
Nancy L. Berardinelli-Krantz	642	—	623	*
George S. Davis	—	—	937	*
Katherine D. Jaspon(4)	—	—	1,555	*
Christopher J. Klein	65	—	439	*
D.G. Macpherson	97,029		—	*
Deidra C. Merriwether	7,645	2,339	—	*
Cindy J. Miller	—	—	358	*
Neil S. Novich	4,605	—	33,223	*
Beatriz R. Perez	—	—	5,089	*
Paige K. Robbins(5)	16,004		—	*
E. Scott Santi	303	—	10,415	*
Susan Slavik Williams(6)	2,794,042	—	2,171	5.9%
Melanie Tinto	—		—	*
Lucas E. Watson(7)	157	—	5,700	*
Steven A. White(8)	—	—	2,620	*
Director Nominees and Executive Officers as a Group	2,921,746	2,339	69,093	6.3%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
Represents the number of stock units credited to the accounts of non-employee Directors, and the number of RSUs credited to the accounts of executive officers that may be acquired within 60 days after January 20, 2026. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock.

(3)
An asterisk (*) indicates less than 1%.

(4)
Represents shares held by a family trust of which Ms. Jaspon is trustee and primary beneficiary. Ms. Jaspon has voting and investment power with respect to all stock units held by the family trust.

(5)
Represents shares held by a family trust of which Ms. Robbins has voting and investment power with respect to all stock units held by the family trust.

(6)
Based on information provided in a Schedule 13G/A filed on January 29, 2025, Ms. Slavik Williams has sole voting power with respect to 2,785,700 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 2,785,700 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 2,794,042 shares excludes 1,029,384 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power. Based on information provided in a Form 4 filed on December 3, 2025, 2,171 DSUs have been credited to the account of Ms. Slavik Williams.

(7)
Includes 157 shares which represents shares held by a family trust of which Mr. Watson is a trustee. Mr. Watson has shared voting and/or investment power with respect to these shares.

(8)
Represents shares held by a family trust of which Mr. White is trustee and primary beneficiary. Mr. White has voting and investment power with respect to all stock units held by the family trust.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	35	●
Delinquent Section 16 Reports
Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish the Company with copies of the reports. Specific due dates for these reports are prescribed by SEC rules and the Company is required to report in this proxy statement any failure by directors, officers, or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from the Company’s directors and officers, the Company believes that all such filing requirements were timely met during 2025, with the exception of a Form 4 for Nancy Berardinelli-Krantz. Due to an administrative error, such Form 4 was filed late with respect to a single transaction relating to the Company withholding 188 shares of common stock for her tax obligations upon the partial settlement of an RSU grant on February 1, 2025.
Insider Trading Policy
The Company has adopted an insider trading policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, and employees that the Company believes is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the NYSE listing standards. The foregoing summary of the Company’s insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text thereof attached as Exhibit 19 to our Annual Report on Form 10-K.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	36	2026 proxy statement
Report of the Audit Committee
The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in rules of the Securities and Exchange Commission (the “SEC”) and corporate governance standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually. The charter is available on the “Governance” section of Grainger’s website at https://invest.grainger.com.
Management is responsible for the Company’s internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP (“EY”), the Company’s independent auditor, was responsible for performing an independent audit of the Company’s most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
In performing these responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and the effectiveness of internal controls over financial reporting with management and EY. The Audit Committee discussed with EY matters required to be discussed under Statement on Auditing Standards No. 1301 “Communications with Audit Committees” adopted by the Public Company Accounting Oversight Board (“PCAOB”). EY also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning EY’s independence and the Audit Committee discussed with EY the matter of the firm’s independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), as filed with the SEC.
George S. Davis, Chair
Rodney C. Adkins
Katherine D. Jaspon
Christopher J. Klein
Neil S. Novich
E. Scott Santi
Members of the Audit Committee of
the Board of Directors
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Audit Fees and Audit Committee Pre-Approval Policies and Procedures
The following table sets forth the fees for professional services rendered by EY with respect to fiscal years 2025 and 2024, respectively:
Fee Category	2025	2024
Audit Fees(1)	$6,106,856	$6,091,354
Audit-Related Fees(2)	242,127	$205,322
Tax Fees(3)	179,321	$179,552
All Other Fees(4)	—	$7,200
Total Fees	$6,528,304	$6,483,428

(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Grainger’s annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger’s quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger’s statutory and regulatory filings or engagements.

(2)
Audit-Related Fees. Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or a review of Grainger’s financial statements and are not reported under “Audit Fees.” These services include the audits of Grainger’s employee benefit plans and various attest services.

(3)
Tax Fees. Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

(4)
All Other Fees. Consists of fees billed for all other professional services rendered to Grainger, other than those reported as “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Pre-Approval Policy for Audit and Non-Audit Services
The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Grainger by its independent auditor and is responsible for the review and approval of any fees associated with those services. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.
Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.
The Company’s Controller monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the Chairman of the Audit Committee.
The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company’s independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	38	2026 proxy statement
PROPOSAL 2: Ratify the Independent Auditor
What are you voting on?
Ratification of the appointment of Ernst & Young LLP as the independent auditor for the year ending December 31, 2026.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, termination, and oversight of the independent external audit firm that performs audit services. In considering EY’s appointment for the 2026 fiscal year, the Audit Committee reviewed the firm’s qualifications and competencies, including the following factors:
•
EY’s historical performance and its recent performance during its engagement for the 2025 fiscal year;

•
EY’s capability and expertise in handling the breadth and complexity of the Company’s operations;

•
The qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s financial statements;

•
The quality of EY’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit;

•
External data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on EY; and

•
EY’s reputation for integrity and competence in the fields of accounting and auditing.

EY has been retained as the Company’s independent auditor continuously since 2005. To ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee ensures that the mandated rotation of EY’s personnel occurs routinely and the Audit Committee is directly involved in the review, selection, and evaluation of EY’s lead engagement partner.
The Audit Committee and the Board believe that the continued retention of EY to serve as the Company’s independent auditor for the year ending December 31, 2026 is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment.
Representatives of EY are expected to be present at the meeting to respond to appropriate questions of shareholders submitted in advance in accordance with the procedures set forth in this proxy statement. The representatives will also have the opportunity to make a statement if they desire to do so.
Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2026 Annual Meeting. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	39	●
Report of the Compensation Committee of the Board
The Compensation Committee of the Board (the “Compensation Committee”) reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company’s proxy statement for its 2026 Annual Meeting and in its Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission. The Compensation Committee operates under a written charter adopted by the Board that is reviewed annually.
The amended and restated charter is available in the “Governance” section of Grainger’s website at https://invest.grainger.com.
Beatriz R. Perez, Chair
Cindy J. Miller
Susan Slavik Williams
Lucas E. Watson
Steven A. White
Members of the Compensation Committee of
the Board of Directors
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	40	2026 proxy statement
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the Company’s pay for performance compensation philosophy and programs and explains the compensation earned by Grainger’s Named Executive Officers (“NEOs”) in 2025.
Please read this CD&A, the compensation tables, and accompanying narrative disclosures in conjunction with the advisory vote we are conducting on the Compensation of our NEOs (see Proposal 3, Say on Pay on page 77) as it contains information that is relevant to your voting decision.
Opportunity for Shareholder Comment

Grainger has a comprehensive shareholder engagement program. The Compensation Committee carefully considers feedback from our shareholders regarding NEO compensation.
Shareholders who wish to directly provide feedback to the Company may do so by contacting the Company’s Investor Relations team using the information provided at the bottom of https://invest.grainger.com or under Other Communications with Directors on page 30.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	41	●
Introduction
Driven by the team’s focused execution against our long-term strategy, we delivered on financial commitments while driving shareholder returns in 2025. We strengthened our operational advantage in both our High-Touch Solutions—N.A. and Endless Assortment segments by remaining committed to our purpose—We Keep The World Working®. As described within this CD&A, our executive compensation programs feature durable designs that directly support our strategy and focus our leadership team on long-term growth and profitability.
2025 Highlights
Driving effective executive pay programs focused on what matters
Metrics Aligned with Our Priorities	Reflect Solid 2025 Performance	Executive Pay is Pay for Performance

NEO incentive programs and metrics were aligned with our priorities to:
•  Execute on our growth drivers to provide customers with a flawless experience and tangible value.
•  Encourage operational excellence and productivity to keep the business healthy and enable future investments.
•  Drive long-term shareholder value creation.

•  Delivered $17.9 billion in sales, up 4.9% on a daily, organic constant currency basis.(1)
•  Produced strong total Company adjusted return on invested capital (“ROIC”) of 39.1%.(1)
•  Outgrew the total U.S. MRO market by approximately 250 basis points (“bps”) in High-Touch Solutions—U.S. business.
•  Operating margin decreased 50 bps to 15.0% on an adjusted basis(1)
•  Diluted adjusted earnings per share (“EPS”) decreased by 8.6% on a reported basis and increased by 1.3% on an adjusted basis.(1) Delivered a one-year Total Shareholder Return (“TSR”) of -3.4% and three-year TSR of 86.4%.

2025 NEO compensation reflects our pay for performance design:
•  2025 short- and long-term incentive payouts correspond with solid performance.
•  The annual incentive payout was 93% of target and the 2023 PSU cycle payout was 90% of target.(2)

2025 Compensation Program Overview

(1)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable generally accepted accounting principles (“GAAP”) financial measures. The 2025 MIP financial metrics incorporate the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 4.0% and total Company adjusted ROIC of 39.1%.

(2)
Does not include Ms. Tinto who was hired and appointed on April 28, 2025.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	42	2026 proxy statement
Executive Summary
The Company’s compensation programs are based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them with appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.
Named Executive Officers (NEOs) for 2025
The following table lists our NEOs for 2025.
Named Executive Officer	Title
D.G. Macpherson	Chairman of the Board and Chief Executive Officer (“CEO”)
Deidra C. Merriwether	Senior Vice President and Chief Financial Officer (“CFO”)
Paige K. Robbins	Senior Vice President and President, Grainger Business Unit
Nancy L. Berardinelli-Krantz	Senior Vice President and Chief Legal Officer
Melanie J. Tinto	Senior Vice President and Chief Human Resources Officer
Leadership Transitions
Ms. Melanie J. Tinto was hired and appointed as Grainger’s Senior Vice President (“SVP”) and Chief Human Resources Officer on April 28, 2025.
Shareholder Engagement
Our CEO, CFO, and Vice President, Investor Relations maintain regular contact throughout the year with a broad base of shareholders to discuss a wide range of topics, including Company strategy, financial performance, the competitive environment, impact initiatives and executive compensation matters. For additional details on our shareholder engagement, please see page 27 of this proxy statement.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	43	●
2025 Program Performance and Financial Highlights
How We Performed (Incentive Program Financial Measures)
Delivered solid full-year performance across all metrics

In 2025, Grainger’s team members (approximately 25,000 worldwide as of December 31, 2025) remained relentlessly focused on providing tangible value to our customers and advancing our strategic initiatives to drive short- and long-term growth. We also continued to advance the Grainger Edge® to build a strong and welcoming culture. These actions allowed us to deliver profitable growth while furthering our service advantage with future capacity investments.
Key Highlights:
High-Touch Solutions	• In our High-Touch Solutions—N.A. segment, we executed well across the business and achieved approximately 250 bps of total U.S. MRO market outgrowth in 2025.(3)
Endless Assortment
•
In our Endless Assortment segment, we continue to propel our proven flywheel to deliver long-term value with Zoro U.S. daily sales growth of 18.0% and MonotaRO daily, organic constant currency sales growth of 15.3% in local days.(1)

Financial Results
•
We finished the year with record sales of $17.9 billion, up 4.5% on a reported basis or 4.9% in daily, organic constant currency sales.(1)(2)

•
During the year, operating margin decreased by 50 bps on an adjusted basis due primarily to lower gross margin, higher operating expenses, and slower sales in the High-Touch Solutions—N.A. segment. Diluted adjusted EPS(1) increased by 1.3% percent.

•
•
We also generated over $2.0 billion in operating cash flow, a decrease of 4.5% over 2024, and returned $1.5 billion to Grainger shareholders through dividends and share repurchases all while achieving 39.1% 2025 ROIC, down 250 bps from last year.(1)(2)

•
We delivered value to shareholders with one-year TSR of -3.4% and three-year TSR of 86.4%.

Driving Strategy Forward
•
In our High-Touch Solutions—N.A. segment, we leveraged proprietary data assets, including artificial intelligence and machine learning capabilities to further our competitive advantage.

•
In our Endless Assortment segment, we reaccelerated growth through enhanced analytical capabilities and customer-facing improvements.

•
We continued to progress supply chain expansion investments.

(1)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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(2)
The 2025 MIP financial metrics incorporate the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 4.0% and total Company adjusted ROIC of 39.1%. 2024 total Company adjusted ROIC was 41.4%.

(3)
Share gain is based on volume outgrowth measured as High-Touch Solutions—U.S. daily, organic sales growth excluding price/customer mix contribution less estimated U.S. MRO market volume component.

(4)
Three-year average based on actual performance 2023 (+518 bps), 2024 (+97 bps), and 2025 (+235 bps). For 2023 and 2024, outgrowth is measured as High-Touch Solutions—U.S. daily, organic sales less estimated total U.S. MRO market growth using a compilation of external market data, including volume and price components. For 2025, outgrowth is measured as based on volume only, using a multi-factor measurement model which the Company developed using various indicators published by multiple U.S. government agencies and sources. The Compensation Committee made these changes to better align the Company’s performance-based compensation with Company external reporting policies for each year of the performance period and to better reflect the changing U.S. MRO market.

Our Executive Compensation Performance
2025 NEO annual incentives paid out at 93% of target, reflecting a year of solid growth
Throughout 2025, the Compensation Committee evaluated our compensation programs against the following factors:
•
Company performance, including whether the programs remain aligned with near- and long-term objectives;

•
Appropriateness of the original targets to remain relevant and challenging under current conditions;

•
Alignment to the broader Grainger team and performance to peer companies; and

•
Ability for Company programs to attract, motivate, and retain critical talent.

The Committee did not alter the core structure of existing incentive programs or adjust payouts for 2025 annual incentives as it believes the programs remained strongly aligned with the Company’s pay for performance objectives and consistent with shareholder interests. The discussion of the Company’s annual incentives within this CD&A refer to the Company Management Incentive Program (“MIP”), which is tied to total Company financial performance (High-Touch Solutions segment and Endless Assortment segment). The 2025 MIP payout potential was defined as a percentage of the NEO’s annualized base salary as of December 31, 2025. The 2025 MIP was based on 2025 year-over-year total Company daily, organic constant currency sales, and total Company adjusted ROIC.
Short-term financial results fell just short of expectations and therefore the payout for the 2025 MIP was slightly below target. Total Company daily, organic constant currency sales growth was 4.0%, resulting in a 48% total Company daily, organic constant currency sales payout, and 2025 total Company adjusted ROIC was 39.1%, resulting in a 45% total Company adjusted ROIC payout. The resulting 2025 MIP payout was equal to 93%. Total Company daily, organic constant currency sales excludes the impact on Company’s sales due to foreign currency exchange rate fluctuations. See Annual Incentives and Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.
2023-2025 NEO Performance Share Units (PSUs) achieved 90% of target payout
The Compensation Committee approved the final results of the 2023-2025 PSU program at 90% of target. The 2023-2025 cycle covered a three-year performance period starting January 1, 2023 and ending December 31, 2025. The 2023 PSU cycle was based on three performance metrics—U.S. share gain (a relative metric), Endless Assortment daily, organic constant currency sales growth in local days, and total Company adjusted, constant currency operating margin performance, each equally weighted. As outlined in detail on pages B-3 and B-4, U.S. share gain was 284 bps, Endless Assortment daily, organic constant currency sales growth in local days was 12.6% and total Company adjusted, constant currency operating margin performance expanded 18 bps on average over the three-year performance period. Therefore, the Committee approved the payout for these PSUs at 90% of target.(1)

(1)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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2025 Long-Term Incentive Equity Mix
The equity mix for the 2025 long-term incentive program for the CEO was 60% PSUs and 40% time-vested RSUs; the other NEOs had an equity mix of 50% PSUs and 50% time-vested RSUs. The three-year performance period for the PSUs granted in 2025 runs from 2025-2027. The RSUs granted in 2025 vest annually on a pro rata basis over a three-year period based on continued employment.
Compensation Philosophy, Plans and Practices
Compensation Philosophy
The Company’s NEO compensation structure is designed to drive profitable growth leading to shareholder value creation and establish a strong link between pay and Company annual and long-term performance, while not encouraging excessive risk-taking. This philosophy extends throughout the Company as employees below the executive level are also provided incentives based on growing the business (sales growth) while achieving attractive investment returns (ROIC) for the Company’s shareholders. The Company is focused on its strategy of consistently gaining market share and attaining profitable sales growth through its two business segments—High-Touch Solutions and Endless Assortment. These objectives are directly reflected in the 2025 long-term incentive design for executives which further reinforces pay for performance.
The Company’s compensation philosophy and goal-setting process aligns with the Grainger Edge®. As described above, the Grainger Edge® is the foundational structure for the Company’s strategy and culture with individual performance assessments for all Company employees, including NEOs. For more on the Grainger Edge® principles, see Corporate Culture: The Grainger Edge® on page 1.
Company Compensation Practices
Overall, the Company’s compensation programs are designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance. The Company’s compensation programs also maintain alignment with shareholders and best practices as outlined below.
Compensation Committee of the Board
The Compensation Committee is responsible for the Company’s compensation programs.
The Compensation Committee oversees the Company’s compensation and benefit programs for all officers and other employees. The Compensation Committee is responsible for ensuring that the Company’s compensation practices provide appropriate incentives to increase long-term shareholder value and reflect the highest level of integrity, while mitigating risk and protecting the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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and to motivate them to grow the business profitably. Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board and to shareholders (for example, related to the advisory Say on Pay vote or equity plan proposals), as appropriate.
The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO’s current base salary, annual incentive award and the value of all outstanding equity-awards (both vested and unvested), deferrals, and benefits. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Compensation Committee’s evaluation of all outstanding equity awards and the retention value of these awards.
In discharging its responsibilities, the Compensation Committee regularly consults with independent advisors, compensation consultants and the Company’s management. After a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that Pay Governance, LLC (“Pay Governance”), its compensation consultant, is an independent advisor under the applicable rules and regulations. The Compensation Committee’s charter is available in the “Governance” section of Grainger’s website at https://invest.grainger.com.
Risk Mitigating Actions
The Company’s compensation programs are designed to include risk-mitigating features. The Compensation Committee also engaged its independent compensation consultant to assist in the process of a risk assessment of all incentive-based compensation, including annual and long-term incentive programs.
The Compensation Committee’s oversight responsibility includes assessing the relationship between potential risk created by the Company’s compensation programs and their impact on long-term shareholder value. The Company believes that the appropriate metrics are used in its incentive plan design and the metrics do not create unreasonable risk. In order to encourage profitable growth while protecting shareholders’ interests, the Company’s compensation programs include the following risk mitigating components such as:
•
Balanced performance measures—top-line, bottom-line, and return-based metrics;

•
Robust performance measure selection and rigorous targets;

•
Mix of annual and long-term incentives, with an emphasis on long-term incentives for NEOs;

•
Mix of equity vehicles—time-based and performance-based shares;

•
Strong clawback provisions to recoup incentive compensation;

•
Stock ownership, retention, and holding requirements; and

•
Clear business conduct guidelines.

The Company has established strong recoupment policies. For current or former executive officers only, the Company established a ‘no fault’ clawback policy that follows the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“the Dodd-Frank Act”) and the NYSE listing requirements. Under this policy, the Company is required to recoup (on a pre-tax basis) erroneously paid incentive compensation received during the three-year recoupment period from covered executive officers in the event of a mandatory accounting restatement even if there was no fault, no misconduct, or no failure of oversight on the part of the officer. Discretion is generally not permitted under this policy except in very limited circumstances as prescribed by the Dodd-Frank Act and NYSE listing requirements.
In addition to this policy, the Company has long-maintained a recoupment policy that allows for the recovery of cash and equity awards in the event of fraud, criminal misconduct, materially inaccurate financial statements, conduct that violates Company policy, misconduct that causes or is discovered to have caused damage or injury to the Company’s property or reputation or violations of non-competition or non-solicitation agreements, or in the event an executive receives any amount in excess of what the executive should have received for any reason. The Company’s broad-based recoupment policy is described further under Compensation Recoupment Policy (Clawback) on page 55.
Further, both the Change in Control Severance Plan and awards under the W.W. Grainger, Inc. 2015 Incentive Plan (the “2015 Incentive Plan”) and the W.W. Grainger, Inc. 2022 Incentive Plan (the “2022 Incentive Plan”) have double-trigger change in control provisions.
Risk Assessment
The Compensation Committee annually reviews a risk assessment of the Company’s compensation programs. Since 2009, the Compensation Committee has engaged its independent compensation consultant to conduct the risk assessment every three years. In 2024, the Committee’s independent compensation consultant, Pay Governance, conducted the Company’s triennial third-party risk assessment and the results were discussed with the Compensation Committee.
For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Compensation Committee’s independent compensation consultant. Based on the interim-year risk review conducted by the Company in 2025
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and the Compensation Committee’s discussions with management and the compensation consultant, the Compensation Committee does not believe that the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company continues to monitor and evaluate the above mitigating practices as part of its annual review process.
Role of Management
Management assists the Compensation Committee in the design, recommendation, and implementation of compensation programs.
Members of management (including the NEOs and the CEO’s other direct reports) recommend programs to the Compensation Committee that management believes will provide the appropriate level of compensation and incentives consistent with the Company’s compensation philosophy. Consistent with this process, management works with the Compensation Committee’s independent compensation consultant to develop market information and recommends adjustments in base salaries, annual incentive targets and long-term incentive awards, as well as changes to programs required for regulatory compliance to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Mr. Macpherson, the recommendations also include the structure and targets of short- and long-term incentive programs. These recommendations are reviewed with, and subject to input from, the Chairman of the Board and CEO before they are presented to the Compensation Committee. Mr. Macpherson’s compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant and is approved by the independent directors of the Board in executive session without management present.
Independent Compensation Consultant
In overseeing the Company’s compensation programs, the Compensation Committee develops programs based on its own deliberations and considers recommendations from management and compensation and benefits consultants, including its independent compensation consultant.
After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that Pay Governance is independent and retained Pay Governance as its independent compensation consultant. At the Compensation Committee’s direction, the independent compensation consultant:
•
Attends Compensation Committee meetings and select executive sessions;

•
Assists the Compensation Committee in the review of goals and objectives for NEO compensation;

•
Provides the Compensation Committee with comparable position executive compensation market data, including pay levels and pay practices of both our comparator companies and general industry;

•
Helps the Compensation Committee evaluate recommendations proposed by management;

•
Assists with incentive compensation program design, structure, and selection of the metrics;

•
Annually reviews and recommends appropriate comparator companies used for compensation studies;

•
Conducts or assists in risk reviews of the Company’s performance and incentive-based compensation programs;

•
Provides regular updates on executive compensation trends and regulatory developments; and

•
Undertakes special projects as assigned by the Compensation Committee.

The Compensation Committee seeks advice from the independent compensation consultant on compensation trends and best practices, as well as in reviewing the Company’s programs and policies to ensure they are designed and operate to achieve their purposes and goals. The independent compensation consultant did not provide any additional services to the Company in 2025.
How Annual NEO Compensation is Determined
Each NEO’s compensation is compared to compensation provided to equivalent positions in a comparator group selected by the Compensation Committee (with assistance from the Committee’s independent compensation consultant, Pay Governance) and/or nationally recognized surveys.
The Compensation Committee then considers a variety of reference points, including competitive compensation market data, individual and Company performance, the executive’s overall experience, replaceability, internal equity, unique skills, and management’s recommendation (for NEOs other than the CEO) to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company’s compensation practices.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Define Market	Analyze & Benchmark	Final Assessment

Review comparator companies to maintain a group of companies that are relatively similar in complexity and size to Grainger.
Review nationally recognized survey data for comparably sized general industry companies to gain a broader perspective of market practice, as the pool for executive talent extends beyond the comparator group.

Analyze data from an executive compensation study that includes total compensation paid to comparator group executives and survey positions with similar duties and responsibilities.
Review competitive compensation benchmarking data at the 25th, 50th and 75th percentiles of the market.
Evaluate considerations such as individual and Company performance, internal equity, management’s recommendation and the NEO’s overall experience, replaceability and unique skills.

Review the final assessment and analysis of NEO compensation versus comparator group and survey data to ensure relative competitiveness of the Company’s compensation practices.
Evaluate recommendations for base salaries and changes to the structure and targets of short and long-term incentive programs are made in part based on market data.
CEO Pay: Reviewed and recommended by the Compensation Committee.
NEO Pay: Reviewed by the Chairman and CEO, then reviewed and recommended by the Compensation Committee.

Action: Reviewed and approved by the Compensation Committee in July.	Action: Reviewed by the Compensation Committee in October.	CEO Pay: Approved by independent directors in executive session without management present in February. NEO Pay: Approved by the Board in February.
Compensation Comparator Group
The Company’s compensation programs are regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity and nationally recognized compensation surveys. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.
Every year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of total direct compensation (base salary, annual incentive and long-term incentive) are valued and considered when determining the relative competitiveness of the Company’s compensation levels. Consistent with this practice, a comparator group compensation study was conducted in 2024 to determine 2025 compensation (the “2025 Compensation Study”).
The 2025 comparator group consists of 20 companies that are relatively similar in complexity and size to Grainger and represent the types of major companies with which Grainger has historically competed for executive talent. The companies that were evaluated for the 2025 Compensation Study were approximately within a range of 0.4 to 2.5 times Grainger’s annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company’s publicly traded direct competitors tend to be too small in sales or scope of operations for compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company’s competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Annual Report.
The role of management in selecting the comparator group was limited to providing general comments on the relevance of each company represented by the comparator group. The 2025 Compensation Study comparator group is listed on the next page.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Compensation Comparator Group(1)
AutoZone, Inc.	Fastenal Company	Parker-Hannifin Corporation
CDW Corporation	Genuine Parts Company	Stanley Black & Decker, Inc.
Cintas Corporation	Henry Schein, Inc.	Tractor Supply Company
Cummins Inc.	Illinois Tool Works Inc.	United Rentals, Inc.
Eaton Corporation plc	Johnson Controls International plc	Watsco, Inc.
eBay Inc.	LKQ Corporation	WESCO International, Inc.
Expeditors International of Washington, Inc.	PACCAR Inc.
	2024 Revenue Rank(2)	2024 Enterprise Value Rank(3)
W.W. Grainger, Inc.	55th Percentile	57th Percentile

(1)
For the purposes of determining fiscal year 2025 pay, Cummins Inc., Johnson Controls International plc, and PACCAR Inc. were added due to business similarities. Avnet, Inc. was removed due to small market cap relative to Grainger.

(2)
Revenue rank reflects the most recent fiscal year-end revenue for the Compensation Comparator Group revenue, as of December 31, 2024.

(3)
Enterprise Value reflects the Compensation Comparator Group’s Enterprise Value, calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, as of December 31, 2024.

The latest Compensation Study and comparator group validation was completed in July 2025. For purposes of determining fiscal year 2026 pay, the Company adjusted its comparator group to remove Watsco, Inc. due to its relatively low revenue and market cap and added Ferguson Enterprises Inc. due to its comparable size and business similarities.
Compensation Elements and Pay Mix
Consistent with the Company’s pay for performance philosophy, the Company’s compensation programs are designed to be aligned with shareholders.
Total target compensation for the Company’s employees is generally set to approximate the market median, with differentiation based on tenure, skills, proficiency, and performance as required to attract and retain key talent. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation which aligns management incentives to the interests of shareholders.
The 2025 NEO compensation mix is comprised of base salary, annual incentives (under the MIP plan) and long-term equity incentives constituted of Performance Share Units (“PSUs”) and Restricted Stock Units (“RSUs”). NEO compensation is generally structured so that the largest individual component is long-term equity.
The charts below show compensation components as a percentage of the fiscal year 2025 total target compensation package.

(1)
The charts above reflect total target compensation (based on rounded percentage of annualized base salary, target annual and long-term incentive at the grant date fair value for 2025). CEO and average NEO pay mix charts reflect annual target data as of December 31, 2025.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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	Component	Purpose	Link to Strategy & Performance
Short- Term	Base Salary	Establishes a market competitive and appropriate level of fixed compensation to attract and retain leaders.	Fixed and based on individual performance which considers the Grainger Edge®.
	Annual Incentives: Management Incentive Program	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—daily, organic constant currency sales and total Company adjusted ROIC.
Long- Term	Long-Term Incentive Plan	Supports retention through a balanced mix of performance-based and time-based incentives.	The initial grant value is linked to individual performance and potential.
	Performance-based: Performance Share Units	Aligns compensation with the Company’s long-term strategic growth and profitability goals while also connected to stock price performance.	Performance-based, linked to Company strategy and requires achieving predetermined Company three-year average profitability and growth goals.
	Time-based: Restricted Stock Units	Encourages retention and links long-term incentives to stock price performance.	The ultimate value of the program is linked to stock price performance; align NEOs’ interests to stock price performance over time and three-year vesting encourages meaningful retention.
Each of these compensation elements is described in more detail below.
Base Salaries
Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, internal equity, and executive experience.
Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate). Base salaries reflect individual and Company performance with goals set in alignment with the Grainger Edge®, base salaries for comparable positions from market studies, experience, tenure, fairness, and internal equity.
Base salary increases for the NEOs, with the exception of Mr. Macpherson, are reviewed and recommended by the CEO before they are presented to the Compensation Committee for review and recommendation to the Board. The Compensation Committee reviews these recommendations in conjunction with its independent compensation consultant.
Mr. Macpherson’s compensation opportunity is determined by the independent directors of the Board with assistance from the Compensation Committee and its independent compensation consultant. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Macpherson’s compensation and evaluates his performance in light of those goals and objectives. The Compensation Committee recommended, and the independent directors approved in executive session without management present, Mr. Macpherson’s compensation level based on this evaluation.
Name	2024 Annualized Base Salary	Annualized Base Salary Percent Change(2)	2025 Annualized Base Salary
D.G. Macpherson	$1,150,000	3.0%	$1,185,000
Deidra C. Merriwether	$725,000	3.4%	$750,000
Paige K. Robbins	$725,000	3.4%	$750,000
Nancy L. Berardinelli-Krantz	$650,000	3.8%	$675,000
Melanie J. Tinto(1)	$—	—%	$625,000

(1)
New NEO for fiscal year 2025.

(2)
Percentage increase based on year-over-year base salary change. All NEO salary changes were effective March 30, 2025.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Annual Incentives
Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk-taking.
NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the MIP. The Company structures the MIP to motivate performance that balances short- and long-term results and aligns the interests of management with shareholders. Each NEO’s target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group. The 2025 target incentive opportunity for each NEO, expressed as a percent of base salary, remained unchanged from the prior year.
The following describes the 2025 MIP target payment applicable to each NEO:
Name	2025 Target Incentive (as a % of base salary)	Performance Results (as a % of the target)
D.G. Macpherson	150%	93%
Deidra C. Merriwether	100%	93%
Paige K. Robbins	100%	93%
Nancy L. Berardinelli-Krantz	80%	93%
Melanie J. Tinto(1)	80%	—%

(1)
New NEO for 2025. Refer to Cash and Equity Awards for New NEO section for additional details.

The 2025 MIP payout was based on each NEO’s target incentive, which equals a percentage of the NEO’s annualized base salary as of December 31, 2025. The 2025 MIP was based on 2025 year-over-year total Company daily, organic constant currency sales and total Company adjusted ROIC. The MIP is always capped at 200% of the target award.
The financial metrics that determine the MIP remain consistent over the years as the Company believes the annual incentive program effectively drives shareholder value by promoting profitable sales growth and effective use of capital. The core financial metrics that underpin the MIP have been in place for more than 20 years, although specific objectives and performance target levels have been modified on a year-by-year basis in light of the current economic and competitive environment. The financial metrics were selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management and asset management. Total Company adjusted ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax annual adjusted operating earnings divided by average net working assets for the period. Year-over-year daily sales growth is determined by year-over-year results and modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets. Therefore, total Company daily, organic constant currency sales for the purpose of MIP, excludes the impact of foreign current exchange rate fluctuations on the Company’s sales. Business results from acquisitions, divestitures, and liquidations that occur during the year are generally not included in the calculation of total Company daily, organic constant currency sales or total Company adjusted ROIC. These measures are consistent with the Company’s objective of growing profitably over time, which it believes is closely linked with shareholder value creation.
For 2025, the Company eliminated the environmental, social, and governance modifier from the MIP, thereby streamlining the calculation to reflect only financial performance outcomes. This change was approved by the Company’s Compensation Committee.
The following table shows the performance and payout scenarios established at the beginning of the year for 2025:
Total Company Daily, Organic Constant Currency Sales Growth Performance(1)	% Payout(2)
<0%	0%
3.1%	40%
4.2 – 4.9%	50%
5.6%	60%
8.3%	100%
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Total Company Adjusted ROIC Performance(1)	% Payout(2)
<37.5%	0%
38.4%	40%
39.9% – 40.5%	50%
41.6%	60%
43.1%	100%

(1)
The 2025 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 4.0% and total Company adjusted ROIC of 39.1%. This resulted in a final MIP payout of 93% of target. No adjustments to payouts were made. See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
Payouts are interpolated on a straight-line basis.

Short-term financial results fell just short of expectations; therefore, the payout for the 2025 MIP was slightly below target. Total Company daily, organic constant currency sales was 4.0%, corresponding to a 48% total Company daily, organic constant currency sales payout, and 2025 total Company adjusted ROIC was 39.1%, corresponding to a 45% total Company adjusted ROIC payout. The 2025 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets. The final 2025 MIP payout calculation was 93%.
Based on the Compensation Committee’s review of the Company’s executive compensation programs, including the results driven by the programs and the strong level of shareholder support in 2025, the Compensation Committee determined that the program results are aligned with shareholder value creation and approved the 93% payout based on the financial results and incentive payout scales disclosed herein.
The Company believes that it establishes total Company adjusted ROIC and sales growth targets that are rigorous and provide an appropriate level of motivation. Under the terms and conditions of the MIP, the Compensation Committee has the ability to adjust the reported financial results for incentive plan purposes to correct for any unusual circumstances, both positive and negative, that might affect total Company adjusted ROIC or sales growth. The Compensation Committee and Board also have the ability to modify the payout formula, in their discretion, to take into account additional factors affecting performance that they deem relevant. However, the Compensation Committee did not exercise this discretion or make any modifications to the payout formula for 2025.
Long-Term Incentives
The Company provides annual long-term incentives to NEOs and other key managers in order to:
•
Align the Company’s long-term business strategy and goals with those that increase shareholder value;

•
Achieve financial performance that balances growth, profitability, and asset management;

•
Reward management for taking prudent action and achieving results that create shareholder value;

•
Attract qualified leaders to join the Company; and

•
Retain management through business cycles.

The Company’s long-term incentives for NEOs are provided under shareholder-approved incentive plans. The target number of shares granted to the NEOs is generally designed to approximate the median economic value of the compensation comparator group or applicable survey data for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive’s position and market data for comparable jobs. The actual award may be adjusted up or down to reflect individual performance. In 2025, the grant value of long-term awards was increased based on desired positioning with market data and individual and Company performance.
Name	2024 LTIP Award	2025 LTIP Award
D.G. Macpherson	$7,750,000	$8,537,500
Deidra C. Merriwether	$2,200,000	$2,675,000
Paige K. Robbins	$2,100,000	$2,200,000
Nancy L. Berardinelli-Krantz	$1,600,000	$1,700,000
Melanie J. Tinto(1)	$—	$1,500,000

(1)
New NEO for fiscal year 2025. The amount reflected above for 2025 represents Ms. Tinto’s initial equity award. She also received a one-time, sign-on RSU award in respect of forfeited equity from a former employer. Refer to Cash and Equity Awards for New NEO section for additional details.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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The Company’s practice is to use the 20-day average closing price of its common stock as of March 31 to calculate the number of shares underlying its annual equity grants to the NEOs and other grant-eligible employees to reduce short-term volatility between the value used to convert shares and the Company’s stock price value on the day of grant. The same 20-day average is used to calculate the number of shares underlying the Company’s annual equity grants to directors.
2025 NEO Long-Term Incentives Overview
The long-term incentives provided to NEOs during 2025 are summarized as follows:
Award	Weight as a Percentage of Total LTI		Vesting	Performance Measure
	CEO	Other NEOs
PSUs	60%	50%	Three-year cliff vesting contingent on performance	U.S. share gain,(1)(2) Endless Assortment daily, organic constant currency sales growth in local days(2), and total Company adjusted, constant currency operating margin performance,(2) with each metric equally weighted
RSUs	40%	50%	Three-year graded vesting	Long-term value is based on performance in stock price

(1)
U.S. share gain is a relative metric which refers to volume outgrowth measured as High-Touch Solutions—U.S. daily, organic sales growth excluding price/customer mix contribution less estimated U.S. MRO market volume component.

(2)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

As noted earlier, the Compensation Committee did not make any adjustments to its existing 2025 NEO long-term incentive program design from the program used in 2024. The Company regularly evaluates its long-term incentive program against its objective to provide appropriate incentives to drive long-term shareholder value creation, align management with the Company’s strategic initiatives and remain responsive to market practice.
Performance Share Units (PSUs)

The Company’s 2025 PSU program provides the NEOs and other executives with a potential share payout depending on three performance metrics—U.S. share gain (a relative metric), Endless Assortment daily, organic sales growth in constant currency, local days, and total Company adjusted, operating margin performance in constant currency—over a three-year cycle measured at the end of the third year based on the period average.
The Compensation Committee selected these performance measures because they are directly aligned with the Company’s business strategy to gain share and grow profitability.
•
U.S. share gain: Focuses the Company on top line growth and expanding its leadership position in the U.S. MRO space by being the go-to-partner for customers who build and run safe, sustainable, and productive operations.

•
Endless Assortment daily, organic constant currency sales growth in local days: Supports profitable revenue growth in the Endless Assortment segment as it is an important growth driver for the Company.

•
Total Company adjusted, constant currency operating margin performance: Balances the above growth initiatives by focusing management on attaining profitability targets as the Company grows, which over time, we believe will lead to improved shareholder returns.

The Company believes that these metrics are the appropriate performance measures to align with our pay for performance philosophy. The 2024 and 2025 awards will remain at risk through 2026 and 2027, respectively.
Actual results are calculated on a constant currency basis in order to exclude foreign exchange impact. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and threshold, target, and maximum goals for a three-year performance cycle that begins January 1 of the first year. No dividend equivalents are paid on PSUs. The Compensation Committee has the flexibility to use different objectives and targets from year to year to maximize alignment with then-current business objectives and to reflect economic conditions.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	54	2026 proxy statement
Restricted Stock Units

The Company’s RSU program applicable for 2025 and in prior years provides the NEOs and other executives with RSU grants allocated based on individual performance. RSUs align NEOs and other executives’ interests to stock price performance over time and three-year graded vesting encourages meaningful retention.
2023 Performance Share Unit Program

The Compensation Committee approved the final results of the 2023-2025 PSU program at 90%. The 2023-2025 cycle was based on a three-year performance period from January 1, 2023 and ending December 31, 2025 and was underpinned by three equally weighted performance metrics—U.S. share gain (a relative metric), Endless Assortment daily, organic constant currency sales growth in local days, and total Company adjusted, constant currency operating margin performance. U.S. share gain was 284 bps(1)(2), Endless Assortment daily, organic constant currency sales growth in local days was 12.6%(1)(3), and total Company adjusted, constant currency operating margin performance expanded 18 bps(1)(4) on average over the three-year performance period. Therefore, the payout for these PSUs was 90% of target.(5) No dividend equivalents were paid on PSUs. The following table shows the performance and payout scenarios that were established at the beginning of 2023:
Total Payout(1)(5)	U.S. Share Gain(1)(2)	Endless Assortment Daily, Organic Constant Currency Sales Growth in Local Days(1)(3)	Total Company Adjusted, Constant Currency Operating Margin Performance(1)(4)
0%	< 100 bps	≤ 0%	≤ -30 bps
1% to 79%	100 bps to 299 bps	1% to 8%	-29 bps to -11 bps
80% to 99%	300 bps to 399 bps	9% to 13%	-10 bps to 9 bps
100%	400 bps to 600 bps	14% to 18%	10 bps to 30 bps
101% to 120%	601 bps to 700 bps	19% to 23%	31 bps to 50 bps
121% to 199%	701 bps to 1,000 bps	24% to 33%	51 bps to 70 bps
200%	> 1,000 bps	> 33%	> 70 bps

(1)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
Based on three-year average U.S. share gain performance for 2023 (+518 bps), 2024 (+97 bps) and 2025 (+235 bps).

(3)
Based on three-year average Endless Assortment daily, organic constant currency sales growth performance in local days for 2023 (9.3%), 2024 (12.5%) and 2025 (16.1%).

(4)
Based on three-year average year-over-year change in total Company adjusted, constant currency operating margin performance for 2023 (+126 bps), 2024 (-29 bps) and 2025 (-44 bps).

(5)
Payouts are interpolated on a straight-line basis.

Cash and Equity Awards for New NEO
The Company may grant off-cycle inducements when necessary to attract top talent. In connection with the hire and appointment of Ms. Tinto as Senior Vice President and Chief Human Resources Officer, effective April 28, 2025, the Committee approved the following cash and equity awards designed to attract and retain Ms. Tinto.
Sign-on Bonus: The Committee approved a cash payment totaling $500,000 to offset compensation forfeited at a prior employer, delivered in two installments: $250,000 was paid in May 2025 and $250,000 to be paid in May 2026. Each installment is subject to repayment if employment is voluntarily terminated within one year of receipt.
Annual Incentive Opportunity: Ms. Tinto will participate in the Company’s MIP program with a target incentive opportunity of 80% of base salary. To facilitate recruitment, the Committee approved a guaranteed payout equal to 100% of Ms. Tinto’s MIP target opportunity for the full 2025 performance year.
Equity Awards: On May 1, 2025, Ms. Tinto was granted an RSU award with a target value of $2,200,000 to replace forfeited equity from a prior employer. This award vests 50% on the first anniversary, 25% on the second anniversary, and 25% on the third anniversary of the grant date, which is generally aligned with the vesting of the forfeited awards. In addition, on May 1, 2025, Ms. Tinto was granted an initial annual equity award with a target value of $1,500,000, delivered as 50% restricted stock units and 50% performance share units, consistent with the vesting and other features of the Company’s 2025 Long-Term Incentive Program. The number of shares for both awards was determined using the closing price of the Company’s common stock on the day preceding the grant date, which is always the 1st day of the month following the employee’s start date, in line with the Company’s practice for all off-cycle grants. Any and all unvested equity awards are forfeited if employment is voluntarily terminated, in line with the terms of the applicable award agreements.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Stock Ownership Guidelines
As of December 31, 2025, all officers subject to stock ownership guidelines, including the NEOs serving as executive officers as of such date, were in compliance with the guidelines.
The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. The stock ownership guidelines for the NEOs active as executive officers as of December 31, 2025 are as follows:
NEO	Minimum Ownership Requirement as a Multiple of Base Salary	Currently in Compliance?
D.G. Macpherson	6x	Yes
Deidra C. Merriwether	3x	Yes
Paige K. Robbins	3x	Yes
Nancy L. Berardinelli-Krantz	3x	Yes
Melanie J. Tinto	3x	Yes
In 2025, the Company updated the compliance period and holding requirements under its stock ownership guidelines to better reflect market practices. The ownership requirement, expressed as a multiple of base salary, remains unchanged. Officers must now meet the guidelines within five years of being appointed an officer or assuming a new position. Additionally, NEOs are required to hold 50% net shares realized from exercised option shares and other stock awards until ownership requirements are met. All other provisions remain the same. Officers who fail to achieve these ownership levels will not be allowed to sell shares received from the vesting of equity awards until they comply with the guidelines. Shares owned directly by the officer (including those held as a joint tenant or as a tenant in common), shares owned in a self-directed IRA, shares owned or held for the benefit of a spouse or minor children and RSUs are counted toward meeting the guidelines. Stock options (whether vested or unvested) and PSUs are not counted toward meeting the ownership guidelines.
Hedging and Pledging Prohibition
The Company’s Business Conduct Guidelines (which is available under “Governance” in the Investor Relations section of our website at https://invest.grainger.com) prohibits employees and the Board from engaging in any financial arrangement (including, without limitation, short sales, put, and call options) that establish a short position in Company stock and are designed to hedge or offset any decrease in market value of the Company’s (or its subsidiaries’) equity securities. Company officers and Directors are also prohibited from pledging any Company stock as collateral for a loan or for a margin account. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per taxable year paid to the Company’s NEOs. Any compensation paid to our NEOs is subject to the Section 162(m) deductibility limit and all or a portion of such compensation may be nondeductible. While the tax treatment applicable to the Company’s compensation programs was considered, the Company intends to authorize compensation that will not be deductible under Section 162(m) as it believes doing so is in the best interest of the Company and its shareholders.
Compensation Recoupment Policy (Clawback)
The Company has established strong recoupment policies. For current or former executive officers only, the Company established a ‘no fault’ clawback policy that follows the incentive-based compensation recovery provisions of the Dodd-Frank Act and the NYSE listing requirements. Under this policy, the Company is required to recoup (on a pre-tax basis) erroneously paid incentive compensation received during the three-year recoupment period from covered executive officers in the event of a mandatory accounting restatement even if there was no fault, no misconduct or no failure of oversight on the part of the officer. Discretion is generally not permitted under this policy except in very limited circumstances as prescribed by the Dodd-Frank Act and NYSE listing requirements.
In addition to this policy, all executive officer and non-officer equity award recipients, are subject to long-standing recoupment policies with expanded recoupment triggers beyond those required by the Dodd-Frank Act and the NYSE listing requirements. In connection with using long-term incentives as a method to align management and shareholder interests, the Company provides an annual equity award agreement that sets forth the terms of the award, including continued employment, compliance with the Company’s Business Conduct Guidelines and applicable laws and regulations. The Company’s equity award agreements contain recoupment (or clawback) provisions that specify situations granting the Board the right to recoup both cash incentives and equity compensation from the NEOs and other employees.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	56	2026 proxy statement
Under the recoupment terms of these agreements, the Company may recover incentive compensation in the event of:
•
A participant’s commission of misconduct against the Company or any criminal conduct, including embezzlement, fraud or theft, that involves or is related to the Company or any other conduct by a participant that violates Company policy or injures the Company’s property or reputation;

•
A participant’s violation of his or her obligations under the unfair competition agreement to which he or she is bound;

•
The Company’s public filing of inaccurate financial results, whether or not they result in a restatement; or

•
A participant’s receipt of any amount in excess of what he or she should have received under the award agreement for any reason (including mistakes and administrative errors).

This applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer including to the extent required by applicable law or listing standard of the NYSE. Subsequent changes in status, including retirement or termination of employment, do not impact the Company’s rights to recover compensation under this policy.
Other Benefits
All other benefits, including the Retirement Savings Plan, which provides for an annual, fixed 6% Company contribution to the 401(k) plan for NEOs and all other U.S.-based eligible employees and various welfare benefits provided to NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees, except as noted in this section.
•
The Company provides Supplemental Profit Sharing Plans (each, an “SPSP”) solely to maintain an equal Company retirement contribution percentage of 6% to approximately 124 employees, including NEOs, who would be subject to contribution or compensation limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

Other components of the Company’s compensation programs that apply only to NEOs:
•
Physical Exams: Effective April 2011, the Company requires that certain Company officers (including certain NEOs) have periodic physical examinations that are paid for by the Company. The Company believes that periodic physical exams are helpful in maintaining the effectiveness of its executive talent.

•
Transportation: Officers also are allowed the business and personal use of a car and driver, subject to reimbursement of the incremental cost of use. Officers are allowed the business use of corporate aircraft chartered by the Company from a third-party provider on an as-needed basis, while Mr. Macpherson is allowed personal use, subject to reimbursement of the full cost of use. These benefits represent a cost-effective method of allowing the Company’s top executives to more effectively use their time.

•
Discontinued Benefit Plans: Mr. Macpherson has grandfathered participation in the Company’s Executive Death Benefit Plan (the “EDBP”), which was closed to new participants effective December 31, 2009, at which time benefit formulas for existing participants were frozen. Under this program, the beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant’s monthly base salary and target annual incentive. If a participant who is retirement-eligible under the EDBP dies after retirement or other separation of service from the Company, the beneficiary is entitled to a lump sum death benefit equal to 100% of the participant’s annual base salary and target annual incentive, unless such participant elects to receive, in lieu of the post-retirement death benefit, a lump sum cashout of the participant’s death benefit upon retirement. The Company’s policy is that, unless offered to other employees, it will not make payments, grants or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or un-granted equity, perquisites, and other payments or awards made in lieu of compensation.

•
Relocation Assistance: The Company provides relocation benefits, including cost offsets and tax reimbursement under Company policy. Maximum benefits vary by job level. In 2025, Ms. Tinto received $35,493 in relocation assistance and $13,841 in related tax reimbursement.

Post-Employment Compensation
The Committee periodically reviews the Company’s executive compensation and governance practices to ensure they remain competitive and aligned with market standards. As part of this ongoing review, the Company adopted the Executive Severance Plan and Executive Change in Control Severance Plan effective December 31, 2025. These plans cover the CEO, Senior Vice Presidents, and any other participants as designated by the Board of Directors.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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These plans were implemented to:
•
Align with Market Practices: The plans reflect prevailing market standards for executive severance and change in control protections among similarly situated companies, supporting the Company’s ability to attract and retain top executive talent.

•
Provide Consistency and Transparency: By replacing individual change in control agreements with a uniform policy, the Company ensures consistent treatment of executives and enhances transparency for shareholders.

•
Support Leadership Stability: The plans are designed to provide executives with clarity and security regarding post-employment benefits, which helps maintain focus on long-term strategic objectives and shareholder value.

•
Protect Shareholder Interests: The plans include robust restrictive covenants and require a release of claims, safeguarding the Company’s confidential information and business relationships.

Information regarding post-employment compensation can be found in Employment Agreements, Change in Control and Termination of Employment Arrangements starting on page 63.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	58	2026 proxy statement
Compensation Tables
Summary Compensation Table
Name and Principal Position(1)	Year	Salary	Bonus	Stock Awards(3)	Non-Equity Incentive Plan Comp.(4)	All Other Comp.(5)	Total
D.G. Macpherson Chairman of the Board & Chief Executive Officer	2025	$1,176,370	$0	$8,451,819	$1,653,075	$328,244	$11,609,508
	2024	$1,137,568	$0	$7,817,946	$1,673,250	$252,925	$10,881,689
	2023	$1,100,000	$0	$6,631,385	$2,112,000	$317,288	$10,160,673
Deidra C. Merriwether Senior Vice President & Chief Financial Officer	2025	$743,836	$0	$2,656,087	$697,500	$92,036	$4,189,459
	2024	$718,784	$0	$2,224,167	$703,250	$100,775	$3,746,976
	2023	$693,836	$0	$2,000,793	$873,905	$110,883	$3,679,417
Paige K. Robbins Senior Vice President & President Grainger Business Unit	2025	$743,836	$0	$2,183,807	$697,500	$92,311	$3,717,454
	2024	$718,784	$0	$2,123,526	$703,250	$100,775	$3,646,335
	2023	$693,836	$0	$2,000,793	$873,905	$110,883	$3,679,417
Nancy L. Berardinelli-Krantz Senior Vice President & Chief Legal Officer	2025	$668,836	$0	$1,688,108	$502,200	$75,605	$2,934,749
	2024	$641,298	$0	$1,618,307	$504,400	$78,341	$2,842,346
	2023	$566,137	$900,000	$2,400,939	$576,293	$351,541	$4,794,910
Melanie J. Tinto Senior Vice President & Chief Human Resources Officer	2025	$427,885	$750,000(2)	$3,682,358	$0	$94,098	$4,954,341

(1)
Position titles correspond to the last executive position held during 2025.

(2)
For 2025, includes the first $250,000 installment of a cash sign-on bonus payable under Ms. Tinto’s offer letter, subject to continued employment and repayment provisions. Also includes a guaranteed payout of $500,000, which is equal to 100% of Ms. Tinto’s MIP target opportunity for the full 2025 performance year. For additional details, see Compensation Discussion and Analysis—Cash and Equity Awards for New NEO on page 54.

(3)
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and with PSUs calculated based on the probable outcome of such conditions (which was determined to be target). For an explanation of the assumptions made by the Company in the valuation of the awards shown in these columns, see Note 9—Stock Incentive Plans to the Company’s Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. PSUs have a maximum payout of 200% of the target award. Therefore, the PSU awards at 200% of target for 2025 would have a grant date fair value of $10,042,171; $2,623,300; $2,156,850; $1,667,270; and $1,462,643 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz, and Ms. Tinto, respectively.

(4)
Amounts reported represent actual payouts under the applicable year MIP.

(5)
For 2025, includes contributions accrued under the Company’s Retirement Savings plan and the related SPSP of $170,930; $86,791; $86,791; $70,360; and $39,519 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz, and Ms. Tinto, respectively. Amounts in this column also include: the incremental cost of the frozen EDBP of $150,568 for Mr. Macpherson, relocation costs of $35,493 and associated relocation benefit tax reimbursement of $13,841 pursuant to the Company’s relocation policy related to the relocation of Ms. Tinto and the cost of executive physicals of $6,746; $5,245; $5,520; $5,245; and $5,245 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz, and Ms. Tinto, respectively.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Grants of Plan-Based Awards Table
Name	Grant Date	Approval Date	Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: No. of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(3)
			Threshold	Target	Maximum	Threshold	Target	Maximum
D.G. Macpherson			$0	$1,777,500	$3,555,000
	4/1/25	2/18/25				0	5,210	10,420		$5,021,085
	4/1/25	2/18/25							3,473	$3,430,734
Deidra C. Merriwether			$0	$750,000	$1,500,000
	4/1/25	2/18/25				0	1,361	2,722		$1,311,650
	4/1/25	2/18/25							1,361	$1,344,437
Paige K. Robbins			$0	$750,000	$1,500,000
	4/1/25	2/18/25				0	1,119	2,238		$1,078,425
	4/1/25	2/18/25							1,119	$1,105,382
Nancy L. Berardinelli-Krantz			$0	$540,000	$1,080,000
	4/1/25	2/18/25				0	865	1,730		$833,635
	4/1/25	2/18/25							865	$854,473
Melanie J. Tinto			$0	$500,000	$1,000,000
	5/1/25	4/29/25				0	733	1,466		$731,321
	5/1/25	4/29/25							733	$750,819
	5/1/25	4/29/25							2,148(4)	$2,200,218

(1)
Represents potential amounts under the 2025 MIP. Actual payout amounts under the 2025 MIP are included in the “Non-Equity Incentive Plan Comp.” column of the Summary Compensation Table.

(2)
The number of shares that may be earned for the 2025 grant of PSUs from 0% to 200% of the target awards made under the 2022 Incentive Plan.

(3)
Represents the grant date fair value of awards of RSUs and PSUs (based on the probable outcome of the performance conditions) as calculated under FASB ASC Topic 718 without allocating over the vesting period.

(4)
In addition to her 2025 initial annual RSU and PSU grants, Ms. Tinto was granted 2,148 RSUs as part of hiring inducement to replace forfeited equity from a prior employer. For additional details, see Compensation Discussion and Analysis—Cash and Equity Awards for New NEO on page 54.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	60	2026 proxy statement
Outstanding Equity Awards at Fiscal Year-End Table
Name		Option Awards					Stock Awards
	Grant Date	No. of Securities Underlying Unexercised Options Exercisable(1)	No. of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price(2)	Option Expiration Date(3)	No. of Shares or Units of Stock That Have Not Vested(4)	Market Value of Shares or Units of Stock That Have Not Vested(5)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7)
D.G. Macpherson	4/1/23						1,307	$1,318,828	5,292	$5,339,893
	4/1/24						2,076	$2,094,788	9,342	$9,426,545
	4/1/25						3,473	$3,504,431	10,420	$10,514,301
Deidra C. Merriwether	4/1/19	2,339(8)			$311.26	3/31/29
	4/1/23						492	$496,453	1,327	$1,339,009
	4/1/24						737	$743,670	2,210	$2,230,001
	4/1/25						1,361	$1,373,317	2,722	$2,746,634
Paige K. Robbins	4/1/23						492	$496,453	1,327	$1,339,009
	4/1/24						704	$710,371	2,110	$2,129,096
	4/1/25						1,119	$1,129,127	2,238	$2,258,254
Nancy L. Berardinelli-Krantz	2/1/23						623	$628,638
	4/1/23						320	$322,896	863	$870,810
	4/1/24						536	$540,851	1,608	$1,622,552
	4/1/25						865	$872,828	1,730	$1,745,657
Melanie J. Tinto	5/1/25						2,881(9)	$2,907,073	1,466	$1,479,267

(1)
Represents stock option awards with a 10-year term and three-year graded vesting. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option.

(2)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(3)
Represents 10 years after the award date.

(4)
Unless otherwise noted, the RSUs reported in this column vest in three equal annual installments on the first, second and third anniversary of the date of the grant, subject to the executive’s continued employment through each vesting date.

(5)
Represents the number of shares or units of stock that have not vested multiplied by the year-end closing price of $1,009.05.

(6)
Unless otherwise noted, the amounts in this column represent maximum potential payments for PSU programs established in 2023, 2024, and 2025 for the 2023-2025, 2024-2026, and 2025-2027 performance periods. The number of earned PSUs will be determined at the end of each three-year performance period based on the Company’s achievement of the approved performance criteria and vest on April 1 of the year following the performance period. The earned number of PSUs for each grant can range from 0% to 200% of target. The 2023-2025 PSUs included in this column were earned at 90% of target and vest on April 1, 2026.

(7)
Represents the performance awards outstanding multiplied by the year-end closing price of $1,009.05.

(8)
100% of these options vested on April 1, 2022.

(9)
Represents the aggregate of RSU grants for Ms. Tinto. For additional details and vesting information, see Compensation Discussion and Analysis—Cash and Equity Awards for New NEO on page 54.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	61	●
Option Exercises and Stock Vested Table
Name	Option Awards		Stock Awards
	No. of Shares Acquired on Exercise(1)	Value Realized on Exercise(2)	No. of Shares Acquired on Vesting	Value Realized on Vesting(3)
D.G. Macpherson	30,663	$20,286,625	10,917	$10,784,140
Deidra C. Merriwether	0	$0	3,440	$3,398,135
Paige K. Robbins	0	$0	5,195	$5,142,816
Nancy L. Berardinelli-Krantz	0	$0	1,209	$1,240,837
Melanie J. Tinto	0	$0	0	$0

(1)
Represents the number of stock options exercised.

(2)
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

(3)
Represents the value of the RSU and PSU awards on the vesting date.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	62	2026 proxy statement
Nonqualified Deferred Compensation Table
Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End(3)
D.G. Macpherson	$0	$174,212	$676,858	$0	$4,814,663
Deidra C. Merriwether	$0	$74,830	$126,574	$0	$841,881
Paige K. Robbins	$0	$74,830	$160,851	$0	$1,231,429
Nancy L. Berardinelli-Krantz	$0	$52,312	$24,301	$0	$149,782
Melanie J. Tinto	$0	$0	$0	$0	$0

(1)
The Company provides the SPSPs solely to maintain an equal percentage of profit-sharing contribution to employees (including all NEOs) who would be subject to contribution or compensation limits imposed on qualified plans by the Internal Revenue Code. This represents the Company SPSP contribution. These contributions were disclosed as part of “All Other Comp.” in the Summary Compensation Table.

(2)
Represents earnings on all nonqualified balances, including SPSP earnings.

(3)
Aggregate year-end balances for the SPSPs (contributions are disclosed as “All Other Comp.” in the Summary Compensation Table) and includes contributions previously reported in the Summary Compensation Tables for prior years of $710,108; $275,452; $277,166; and $119,864 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, and Ms. Berardinelli-Krantz, respectively.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	63	●
Employment Agreements, Change in Control and Termination of Employment Arrangements
Employment Agreements
The Company does not maintain employment agreements with its NEOs.
Change in Control—Equity Plans
Under the terms of the Company’s 2015 Incentive Plan and 2022 Incentive Plan, which are the sources for all equity awards granted after April 2015, “double-trigger” vesting provisions apply to all equity awards (i.e., both a change in control occurs and a participant is involuntarily terminated within one year of the change in control).
Executive Change in Control Severance Plan
In 2025, the Company adopted an Executive Change in Control Severance Plan (“Executive CIC Severance Plan”) for the CEO and Senior Vice Presidents, and is applicable to the NEOs. Prior to the adoption of the Executive CIC Severance Plan, the Company maintained individual change in control (“CIC”) agreements with each NEO. The Executive CIC Severance Plan multiple (two times the sum of base salary and target bonus) is unchanged from the individual CIC agreements. The adoption of the new policy simplifies administration and ensures each participant is covered by the same provisions. The NEOs each mutually agreed to terminate their individual CIC agreements in favor of participation in the Executive CIC Severance Plan.
The Executive Change in Control Severance Plan is intended to ensure that in the event of a potential change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.
The Executive CIC Severance Plan features a double-trigger arrangement. Under the plan, NEOs may be entitled to the following separation benefits upon an involuntary termination of employment or resignation for good reason, in connection with a change in control or within 24 months following a change in control:
•
A lump-sum payment equal to (a) two times (2x) the sum of annual base salary and target annual cash incentive, and (b) a prorated portion of the target annual incentive for the year of termination.

•
A lump-sum cash payment equal to 100% of the COBRA cost of medical coverage for two years.

•
Outplacement benefits up to $20,000 in value.

•
Equity awards will be treated in accordance with the terms of the applicable award agreements. Under such agreements, outstanding RSUs will become fully vested, and any ongoing PSU performance period will conclude, and participants will be credited with the higher of actual performance or target performance for that period.

Participants must comply with non-compete and non-solicitation obligations for 12 months following separation, as well as ongoing confidentiality and non-disparagement requirements. Affirmative consent to these covenants is required to receive benefits under the Executive CIC Severance Plan.
Executive Severance Plan
The Company does not maintain employment contracts. In 2025, the Company adopted a new Executive Severance Plan for the CEO and Senior Vice Presidents, replacing the previous severance policy guidance. Under the Executive Severance Plan, NEOs are eligible for the following benefits in the event of a “qualifying termination” as defined by the plan:
•
The CEO receives a cash payment equal to two times (2x) the sum of annual base salary and target annual cash incentive.

•
All other NEOs receive a cash payment equal to one and one-half times (1.5x) the sum of annual base salary and target annual cash incentive.

•
NEOs are also eligible for a prorated portion of the annual incentive for the year of termination, based on actual business performance.

•
Participants enrolled in the Company’s health and welfare plans receive a cash amount equivalent to 70% of the COBRA cost for medical coverage for 2 years (CEO) or 18 months (other NEOs).

•
The plan provides for pro-rated vesting of RSUs based on the number of months actively employed in the vesting period (or as set forth in the applicable award agreement for grants made in 2026 or later).

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	64	2026 proxy statement
•
PSUs are treated as provided in the applicable award agreements (which currently provide that such PSUs are pro-rated based on the number of months actively employed in the vesting period and are settled in common stock after the end of the performance period based on actual business performance).

•
Outplacement benefits are available up to $20,000 in value.

To receive benefits under the Executive Severance Plan, participants must comply with non-compete and non-solicitation obligations for 12 months following the severance pay period, as well as ongoing confidentiality and non-disparagement requirements. Affirmative consent to these covenants is required.
Except for terminations covered under this plan or the Executive CIC Severance Plan described above, NEOs are not entitled to severance upon termination.
Retirement
The definition of retirement eligibility is the same for all U.S. employees. Under the MIP plan, an employee is retirement-eligible upon reaching age 60. Upon retirement, our NEOs are entitled to receive a pro-rated portion of the annual incentive for the year in which such retirement occurs, based on actual business performance. There are no NEOs who are retirement-eligible as December 31, 2025, for the purposes of the Company’s MIP plan.
For equity awards made under the prior 2015 Incentive Plan, an employee is retirement-eligible upon attaining age 60, age 55 with 20 years of service, or 25 years of service. Under the retirement definition applicable to the 2022 Incentive Plan, an additional 5 years of service was added to the age 60 requirement such that an employee is retirement-eligible upon attaining any of the following:
•
age 60 and 5 years of service;

•
age 55 and 20 years of service; or

•
25 years of service.

Under the 2022 Incentive Plan, the Company provides the following upon termination of active employment due to retirement for all retirement-eligible employees, including NEOs:
•
Outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

•
Settlement of PSUs occurs after the end of the performance period in common stock equal to the number of the executive’s outstanding PSUs earned for the performance period;

•
Continued vesting for RSUs granted under the 2022 Incentive Plan; and

•
Cash payments equal to account balances under retirement profit sharing, any supplemental retirement profit sharing program and the Frozen Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans.

There are no NEOs who are retirement-eligible as of December 31, 2025 for purposes of the Company’s active retirement programs and discontinued EDBP. Mr. Macpherson is only considered early retirement-eligible under the Company’s discontinued EDBP, which was closed to new participants effective December 31, 2009 (see Other Benefits on page 56 for details on the frozen EDBP).
Death and Disability
In the event of death or disability, the NEO or their estate will receive a prorated annual incentive based on actual business performance. All unvested RSUs and PSUs will immediately vest. PSUs will be settled as soon as practicable, with the number of shares delivered equal to the target award.
The following tables illustrate the potential incremental payments and benefits that could be received by each NEO upon his or her retirement, death or disability or upon a change in control of the Company. The amounts shown in the following tables assume that any such retirement, death, disability or change in control, as applicable, was effective as of December 31, 2025, and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	65	●
Other Potential Post-Employment Payments
Macpherson, D.G.

Type of Payment	Retirement ($)	Death ($)	Disability ($)	Involuntary Termination without Cause ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$5,925,000	$0	$5,925,000
Current Year MIP	$0	$1,653,075	$1,653,075	$1,653,075	$0	$1,777,500
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards	$0	$6,918,047	$6,918,047	$3,306,994	$0	$6,918,047
Performance Shares
Unvested and Accelerated Awards	$0	$15,310,316	$15,310,316	$8,958,598	$0	$15,310,316
Benefits
Continuation of Health & Welfare Benefits	$0	$0	$0	$40,804	$0	$58,291
Life Insurance and Death Benefit Payout(1)	$1,382,237	$11,776,743	$0	$1,382,237	$1,537,386	$1,537,386
Perquisites and Other Payments
Outplacement	$0	$0	$0	$20,000	$0	$20,000
Total	$1,382,237	$35,658,181	$23,881,438	$21,286,708	$1,537,386	$31,546,540

(1)
Upon death, Mr. Macpherson’s survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen EDBP. Upon a change in control, Mr. Macpherson would receive a lump sum cash benefit equal to the present value of 100% of his annual base salary and target bonus amount assuming mortality at age 80 and based on 120% of the applicable federal rate. Upon retirement, Mr. Macpherson has elected to receive a lump sum cash benefit in lieu of the post-retirement death benefit under the EDBP. The figure included in the table reflects the present value of 100% of his annual base salary and target bonus amount based on an annualized interest rate factor of 6% and assuming mortality at age 80. This amount may be increased to reflect the estimated federal income tax payable on such benefit, based on the then maximum tax rate, subject to a cap of 200% of his annual base salary plus target bonus amount.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	66	2026 proxy statement
Merriwether, Deidra C.

Type of Payment	Retirement ($)	Death ($)	Disability ($)	Involuntary Termination without Cause ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$2,250,000	$0	$3,000,001
Current Year MIP	$0	$697,500	$697,500	$697,500	$0	$750,000
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards	$0	$2,613,440	$2,613,440	$1,232,218	$0	$2,613,440
Performance Shares
Unvested and Accelerated Awards	$0	$3,827,327	$3,827,327	$2,221,171	$0	$3,827,327
Benefits
Continuation of Health & Welfare Benefits	$0	$0	$0	$30,603	$0	$58,291
Life Insurance and Death Benefit Payout	$0	$0	$0	$0	$0	$0
Perquisites and Other Payments
Outplacement	$0	$0	$0	$20,000	$0	$20,000
Total	$0	$7,138,267	$7,138,267	$6,451,492	$0	$10,269,059
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	67	●
Robbins, Paige K.

Type of Payment	Retirement ($)	Death ($)	Disability ($)	Involuntary Termination without Cause ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$2,250,000	$0	$3,000,001
Current Year MIP	$0	$697,500	$697,500	$697,500	$0	$750,000
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards	$0	$2,335,951	$2,335,951	$1,151,747	$0	$2,335,951
Performance Shares
Unvested and Accelerated Awards	$0	$3,532,684	$3,532,684	$2,130,693	$0	$3,532,684
Benefits
Continuation of Health & Welfare Benefits	$0	$0	$0	$30,603	$0	$58,291
Life Insurance and Death Benefit Payout	$0	$0	$0	$0	$0	$0
Perquisites and Other Payments
Outplacement	$0	$0	$0	$20,000	$0	$20,000
Total	$0	$6,566,135	$6,566,135	$6,280,543	$0	$9,696,927
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	68	2026 proxy statement
Berardinelli-Krantz, Nancy L.

Type of Payment	Retirement ($)	Death ($)	Disability ($)	Involuntary Termination without Cause ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$1,822,500	$0	$2,430,000
Current Year MIP	$0	$502,200	$502,200	$502,200	$0	$540,000
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards	$0	$2,365,213	$2,365,213	$1,440,867	$0	$2,365,213
Performance Shares
Unvested and Accelerated Awards	$0	$2,554,915	$2,554,915	$1,489,694	$0	$2,554,915
Benefits
Continuation of Health & Welfare Benefits	$0	$0	$0	$30,603	$0	$58,291
Life Insurance and Death Benefit Payout	$0	$0	$0	$0	$0	$0
Perquisites and Other Payments
Outplacement	$0	$0	$0	$20,000	$0	$20,000
Total	$0	$5,422,328	$5,422,328	$5,305,864	$0	$7,968,419
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	69	●
Tinto, Melanie J.

Type of Payment	Retirement ($)	Death ($)	Disability ($)	Involuntary Termination without Cause ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Severance	$0	$0	$0	$1,687,500	$0	$2,250,000
Current Year MIP(1)	$0	$500,000	$500,000	$500,000	$0	$500,000
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards	$0	$2,907,073	$2,907,073	$646,016	$0	$2,907,073
Performance Shares
Unvested and Accelerated Awards	$0	$739,634	$739,634	$164,363	$0	$739,634
Benefits
Continuation of Health & Welfare Benefits	$0	$0	$0	$30,603	$0	$58,291
Life Insurance and Death Benefit Payout	$0	$0	$0	$0	$0	$0
Perquisites and Other Payments
Outplacement	$0	$0	$0	$20,000	$0	$20,000
Total	$0	$4,146,707	$4,146,707	$3,048,482	$0	$6,474,998

(1)
For 2025, represents a guaranteed payment of a minimum of $500,000, which is equal to 100% of Ms. Tinto’s 2025 MIP target opportunity. For additional details, see Compensation Discussion and Analysis—Cash and Equity Awards for New NEO on page 54.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	70	2026 proxy statement
CEO Pay Ratio
As part of its annual process, the Company calculates the ratio of the annual total compensation of Mr. Macpherson, Chairman and CEO, to the annual total compensation of the Company’s median employee. Further, the median employee should be identified once every three years, unless there has been a change to the Company’s employee population or compensation arrangements that it reasonably believes would result in a significant change in the pay ratio disclosure. The Company last identified the median employee in 2023, and the same median employee has been used for purposes of the 2025 CEO pay ratio disclosure.
The 2025 ratio of CEO pay to median employee pay is 172:1. In calculating 2025 total compensation for our median employee and CEO, we included the estimated Company cost of their respective Company-provided health and wellness benefits. The CEO’s total compensation reported in the Summary Compensation Table for 2025 is $11,609,508. The CEO’s total compensation for purposes of our pay ratio disclosure calculation is $11,622,917, which differs from the total compensation described in the Summary Compensation Table on page 58 by the amount of his estimated health and wellness benefits. The median employee’s estimated 2025 total compensation was $67,858 (which includes compensation of $54,449 and estimated benefits of $13,409).
Element	Chairman and CEO ($)	Median Employee ($)
Base Salary	$1,176,370	$51,367
Stock Awards	$8,451,819	$0
Non-Equity Incentive Plan Compensation	$1,653,075	$0
All Other Compensation	$328,244	$3,082
Estimated Company Health and Wellness Benefits	$13,409	$13,409
Total	$11,622,917	$67,858
CEO PAY RATIO	172:1
Methodology
Validation of Median Employee: The Company last identified the median employee in 2023 using the process described below. We believe the previously identified median employee for 2023 remains appropriate for 2025. Following SEC guidelines, the median employee should be identified once every three years, unless there has been a significant change to the employee population or compensation arrangements that the Company reasonably believes would result in a significant change in the pay ratio disclosure.
•
The Company’s median employee’s circumstances have not materially changed relative to 2023.

•
The Company’s workforce and pay programs have not materially changed relative to 2023.

Prior Year Identification process: As permitted under the SEC rules, the following process was used to identify the median employee in 2023:
•
The Company selected a determination date of October 1, 2023 on which to identify its median employee and we had 26,983 employees as of the determination date (based on employee data and entity ownership as of the analysis date).

•
Included approximately 26,067 employees in the aggregate as of the calculation date from the following countries: Canada (1,775), Japan (2,300), Mexico (865), Panama (821), United Kingdom (1,338) and United States (18,968).

•
Excluded under the de minimis exemption approximately 3.39% of our global workforce, or approximately 916 employees as follows: China (93), Czech Republic (11), Hungary (15), India (402), Indonesia (137), Ireland (28), Malaysia (14), Poland (14), Portugal (1), Romania (1), South Africa (38), South Korea (143), Thailand (16) and United Arab Emirates (3).

•
Applied a consistent compensation measure of “base pay” earned during the period from January 1, 2023 to September 30, 2023, rather than summary compensation table (“SCT”) total compensation for all of 2023.

•
Annualized base pay for those employees who started work during 2023. The identified median employee is a full-time, U.S.-based employee.

•
Determined the above-mentioned median employee’s full year’s compensation based on the compensation elements required for inclusion in the SCT, with the exception of incorporating healthcare benefits in total compensation as discussed previously in this section. The other components of our compensation programs for NEOs are substantially similar to those available for most of our other employee, including the same health and welfare benefits.

•
Note that as of December 31, 2023, Grainger had more than 26,000 employees, of whom approximately 23,200 were full-time and 2,900 were part-time or temporary.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	71	●
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our other NEOs (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. While we are required to identify total Company adjusted ROIC as the Company Selected Measure (“CSM”) in accordance with Item 402(v) of Regulation S-K of the Exchange Act, adjusted ROIC and daily sales growth are the financial measures we consider the two most important in linking performance to compensation actually paid to the NEOs for the 2025 fiscal year to Company performance, as the Company’s overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income ($MM)	Adjusted ROIC(5)	Daily, Organic Constant Currency Sales Growth(5)
					TSR	Peer Group TSR(4)		CSM	Supplemental Measure
2025	$11,609,508	$9,107,336	$3,949,001	$3,497,275	$261	$231	$1,706	39.1%	4.0%
2024	$10,881,689	$15,759,913	$3,053,409	$4,239,678	$270	$208	$1,909	41.4%	4.5%
2023	$10,160,673	$23,002,860	$3,042,195	$4,822,536	$211	$179	$1,829	42.8%	9.2%
2022	$9,967,658	$14,293,346	$3,121,115	$3,736,729	$140	$121	$1,547	40.6%	16.5%
2021	$9,015,594	$16,301,335	$2,138,920	$2,891,203	$129	$137	$1,043	31.9%	12.8%

(1)
D.G. Macpherson was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Deidra C. Merriwether	Deidra C. Merriwether	Deidra C. Merriwether	Deidra C. Merriwether	Deidra C. Merriwether
Paige K. Robbins	Paige K. Robbins	Paige K. Robbins	Paige K. Robbins	Paige K. Robbins
John L. Howard	John L. Howard	Nancy L. Berardinelli-Krantz	Nancy L. Berardinelli-Krantz	Nancy L. Berardinelli-Krantz
Kathleen S. Carroll	Kathleen S. Carroll	Matthew E. Fortin	Jonny LeRoy	Melanie J. Tinto
Robert F. O’Keef, Jr.		John L. Howard
Kathleen S. Carroll

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K of the Exchange Act and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards column set forth in the Summary Compensation Table.

PEO:
Year	Summary Compensation Table Total for Mr. Macpherson	Exclusion of Stock Awards and Option Awards for Mr. Macpherson	Total—Inclusion of Equity Values for Mr. Macpherson	Compensation Actually Paid to Mr. Macpherson
2025	$11,609,508	$(8,451,819)	$5,949,647	$9,107,336
Non-PEO NEOs (Average):
Year	Average Summary Compensation Table Total for Non-PEO NEOs	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs	Total—Average Inclusion of Equity Values for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs
2025	$3,949,001	$(2,552,590)	$2,100,864	$3,497,275
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	72	2026 proxy statement
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables. The amounts reported in the total columns reflect rounding, which may result in slight variations when compared with the sum of the components listed in the tables:
PEO:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Mr. Macpherson ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Mr. Macpherson ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Mr. Macpherson ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Mr. Macpherson ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Mr. Macpherson ($)	Total—Inclusion of Equity Values for Mr. Macpherson ($)
2025	$8,240,586	$(1,597,827)	$0	$(755,208)	$62,096	$5,949,647
Non-PEO NEOs (Average):
Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non- PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total—Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	$2,508,372	$(272,512)	$0	$(156,832)	$21,835	$2,100,864
For the equity values included in the above tables, the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.
(4)
The Peer Group TSR set forth in this table utilizes the Dow Jones U.S. Industrial Suppliers Total Stock Market Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K of the Exchange Act included in our Annual Report. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the Dow Jones U.S. Industrial Suppliers Total Stock Market Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
While we are required to identify total Company adjusted ROIC as the CSM in accordance with Item 402(v) of Regulation S-K of the Exchange Act, adjusted ROIC and daily sales growth are the financial measures we consider the two most important in linking performance to compensation actually paid to the NEOs for the 2025 fiscal year to Company performance, as the Company’s overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation. The 2025 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 4.0% and total Company adjusted ROIC of 39.1%.

Total Company adjusted ROIC and total Company daily, organic constant currency sales are non-GAAP financial measures. See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures for year ended December 31, 2025. As it relates to Grainger’s prior year financial targets and result for its MIP and PSU grants, including the Company’s reconciliations of non-GAAP and other financial measures to the directly comparable GAAP measure, refer to the Company’s proxy statement on Form DEF 14A filed with the SEC on March 7, 2025.
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Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the five-year period from 2021 through 2025, as well as the relationship between the Company’s cumulative TSR and the TSR of the Dow Jones U.S. Industrial Suppliers Total Stock Market Index (peer group TSR).
PEO and Average NEO Compensation Actually Paid
Versus Grainger TSR and Grainger TSR Versus Peer Group TSR, 2021-2025
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.
PEO and Average NEO Compensation Actually Paid
Versus Grainger Net Income, 2021-2025
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Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Company Adjusted ROIC
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and total Company Adjusted ROIC during the five most recently completed fiscal years.(1)
PEO and Average NEO Compensation Actually Paid
Versus Grainger Total Company Adjusted ROIC, 2021-2025
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Daily, Organic Constant Currency Sales Growth
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and total Company Daily, Organic Constant Currency Sales Growth during the five most recently completed fiscal years.(1)
PEO and Average NEO Compensation Actually Paid
Versus Grainger Daily, Organic Constant Currency Sales Growth, 2021-2025

(1)
Total Company adjusted ROIC and total Company daily, organic constant currency sales for purposes of the relevant incentive program reflects certain non-GAAP adjustments as previously disclosed for certain program years. See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures. As it relates to Grainger’s prior year financial targets and result for its MIP and PSU grants, including the Company’s

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reconciliations of non-GAAP and other financial measures to the directly comparable GAAP measure, refer to the Company’s proxy statement on Form DEF 14A filed with the SEC on March 7, 2025.
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2025 to Company performance. The measures in this table are not ranked.
Most Important Performance Measures (3 to 7 metrics w/o ranking)(1)
Adjusted ROIC—Total Company
Daily, Organic Constant Currency Sales—Total Company
Share Gain—High-Touch Solutions—U.S.
Daily, Organic Constant Currency Sales in Local Days—Endless Assortment
Adjusted, Constant Currency Operating Margin—Total Company

(1)
The following are non-GAAP financial measures. See Appendix B of this proxy statement for information regarding non-GAAP financial measures, including reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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Equity Compensation Plans
This table contains information as of December 31, 2025 about Grainger’s equity compensation plans, all of which have been approved by Grainger’s shareholders.
	Number of common shares to be issued upon exercise of outstanding stock options warrants and rights	Weighted-average exercise price of outstanding stock options, warrants and rights	Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)
Equity compensation plans approved by shareholders	326,642(1)(2)	$277.23(3)	1,300,833(4)
Equity compensation plans not approved by shareholders	0	N/A	0
Total	326,642	$277.23	1,300,833

(1)
Represents 177,159 shares of common stock subject to outstanding awards under the 2022 Incentive Plan, and 149,483 shares of common stock subject to outstanding awards under the 2015 Incentive Plan.

(2)
Includes an aggregate of 116,770 RSUs that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 107,552 deferred stock units to be settled upon each Director’s retirement. Additionally, it includes 47,894 performance shares assumed to be payable at 100% of target, which will vest and settle between 2026 and 2028. The number of performance shares vested is dependent on the results of the performance metrics detailed in the Executive Compensation section.

(3)
Weighted-average exercise price of outstanding stock options; excludes RSUs, performance shares and deferred stock units.

(4)
Represents shares of common stock authorized for issuance under the 2022 Incentive Plan in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, RSUs of common stock and other stock-based awards. Under the 2022 Incentive Plan, all shares issued pursuant to “Full Value Awards” (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, RSUs, deferred stock units, or other stock-based awards) may be granted with the limit of no more than one million (1,000,000) shares of the total shares available under such plan. There are no shares of common stock available for future issuance under other plans.

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PROPOSAL 3: Say on Pay Approve, on an advisory basis, Named Executive Officer compensation
What are you voting on?
To approve, on an advisory basis, Named Executive Officer (“NEO”) compensation.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the NEOs as discussed in the “Compensation
Discussion and Analysis” and the accompanying tables, and the related narrative disclosure in this proxy statement.

The Company is asking its shareholders for their non-binding, advisory approval of the 2025 compensation of its NEOs.
At our 2025 Annual Meeting, shareholders provided a clear endorsement of the Company’s executive compensation programs with 95.4% voting in favor of our NEO compensation.
As described in the Compensation Discussion and Analysis beginning on page 40, the 2025 NEO compensation programs remain generally consistent with the program described to shareholders in our 2025 proxy statement and reflects:
•
Pay for Performance Approach: Our programs align pay with performance in the best interest of our shareholders.

•
Balanced and Sound Pay Practices: The Company sets target compensation to approximate the market median of companies that are of similar size and complexity and rewards long-term performance while not encouraging excessive risk taking.

•
Solid 2025 Results: In 2025, the Company delivered solid financial performance, finishing the year with full year sales of $17.9 billion—up 4.5% on a reported basis or up 4.9% on a daily, organic constant currency basis. This includes market outgrowth of approximately 250 bps in the High-Touch Solutions—U.S. business on a volume basis. Our realized operating margin decreased 150 bps to 13.9% and our adjusted operating margin decreased 50 bps to 15.0%. We realized diluted EPS of $35.40 on a reported basis, down 8.6%, or diluted EPS of $39.48 on an adjusted basis, up 1.3% versus prior year. In 2025, we produced $2.0 billion in operating cash flow and returned $1.5 billion to Grainger shareholders through dividends and share repurchases.(1)

•
Direct Link to Strategy: NEO pay is tied to near- and long-term strategic objectives. Long-term incentives are directly tied to gaining share in our High-Touch Solutions—U.S. business and propelling daily sales growth in our Endless Assortment segment over the next several years. Our annual incentive program provided NEOs incentives to grow the business (sales growth) while achieving investment returns for the Company’s shareholders (ROIC).

We are asking our shareholders to vote “FOR” the approval of the compensation of the Company’s NEOs, as disclosed in the Compensation Discussion and Analysis section of this proxy statement, including the related tables, notes, and narrative.
While this Say on Pay vote is advisory and non-binding, the Board and the Compensation Committee of the Board, which is comprised of independent Directors, value the opinions expressed by our shareholders and will consider the outcome of this Say on Pay vote when making future compensation decisions regarding the NEOs.
This Say on Pay vote is intended to address the 2025 compensation of the NEOs as disclosed in the “Compensation Discussion and Analysis” as a whole rather than any specific item or amount of executive compensation.
Approval of the proposal requires the affirmative vote of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2026 Annual Meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.
The Company is required to seek a shareholder vote on the frequency of the advisory Say on Pay vote (the “SOP Frequency Vote”) every six years. In 2023, management recommended an annual advisory Say on Pay vote. The next SOP Frequency Vote is expected to be held at our 2029 annual meeting of shareholders.

(1)
See Appendix B of this proxy statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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Questions and Answers
Virtual Meeting
How do I attend the Annual Meeting of Shareholders?

To virtually attend the 2026 Annual Meeting, go to the Annual Meeting Website at www.virtualshareholdermeeting.com/GWW2026; then, enter the 16-digit Control Number found on your proxy card or voting instruction form.
How do I vote prior to the Annual Meeting of Shareholders?

You may vote your shares prior to the 2026 Annual Meeting via the internet by visiting www.proxyvote.com, via telephone by calling 1-800-690-6903 or, if you received a paper copy of a proxy or voting instruction card, by mail, by completing, signing, dating, and returning your proxy or voting instruction card in the pre-addressed envelope provided.
How do I vote during the Annual Meeting?

You may vote your shares prior to the 2026 Annual Meeting by entering your Control Number and following the instructions available on the Annual Meeting Website. You may vote during the virtual meeting by going to www.virtualshareholdermeeting.com/GWW2026.
How do I submit questions prior to the Annual Meeting?

You may submit your questions prior to the 2026 Annual Meeting. Questions must be submitted via www.proxyvote.com. Please submit any questions by April 8, 2026. We will answer questions germane to the company at the 2026 Annual Meeting.
Proxy Materials
What is the purpose of this proxy statement?

This proxy statement relates to the 2026 Annual Meeting, to be held on April 29, 2026, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending or making available this proxy statement to you because Grainger’s Board is soliciting your proxy to vote your shares at the 2026 Annual Meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about March 10, 2026.
What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials from Grainger generally means that your Grainger shares are held in different names or in different accounts. As described above, you must sign, date, and return all proxy forms, or vote by internet or by telephone, to ensure that all of your shares are voted.
Who pays for the solicitation of proxies?

Grainger will bear all costs of this proxy solicitation. In addition to solicitation by mail, proxies may be solicited in person, by telephone, or other means of electronic communication by directors, officers, and other employees of Grainger, who will not receive any additional compensation for such solicitation activities.
We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $11,000 plus reimbursement of certain disbursements and expenses.
May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting concludes at the 2026 Annual Meeting. You can do so in one of the following ways:
•
Deliver timely written notice that you are revoking your proxy to Grainger’s Office of the Corporate Secretary;

•
Provide to Grainger another proxy with a later date (which can be accomplished by telephone, by internet, or by signing, dating, and returning a proxy form); or

•
Vote at the virtual meeting.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Voting Information
Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger’s books at the close of business on March 2, 2026, the record date for the 2026 Annual Meeting, may vote. There were 47,329,985 shares of common stock outstanding on that date. Each share held on the record date entitles its holder to one vote for each matter considered at the 2026 Annual Meeting. There is no right to cumulative voting.
What is the difference between holding shares as “shareholder of record” and as “beneficial owner”?

If your shares are registered directly in your name with Grainger’s transfer agent, Computershare, you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote during the virtual meeting.
If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares.
Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of Directors, or on the advisory vote on the compensation of Grainger’s Named Executive Officers (NEOs). Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on the advisory vote on the compensation of Grainger’s NEOs, and on other matters to be considered at the 2026 Annual Meeting.
If my shares are held in “street name,” can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of Directors, on the advisory vote related to executive compensation, or on any non-routine matters.
What is the voting standard for each 2026 Annual Meeting agenda item?

2026 Annual Meeting Agenda Item	Voting Standard	Frequency of Vote
Election of Directors	Majority	Annual
Ratification of Independent Auditor	Majority	Annual
Approval (on a non-binding, advisory basis) of NEO Compensation	Majority	Annual
Does Grainger have majority voting for the election of Directors with a resignation policy for Directors failing to receive the required majority vote?

Yes. As required under Illinois law, Directors may only be elected by the votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote on the matter at the 2026 Annual Meeting. Moreover, in accordance with the Company’s Criteria for Membership on the Board of Directors, any Director standing for re-election (including the 12 nominees standing for election at the 2026 Annual Meeting) who fails to receive the required majority vote is expected to tender their resignation for consideration by the BANC. The BANC will consider the resignation and make a recommendation to the Board of Directors concerning the acceptance or rejection of the resignation. The Board will then take formal action on the BANC’s recommendation within 90 days after the results of the Director election at the 2026 Annual Meeting are certified. Following the Board’s decision on the BANC’s recommendation, the Company will publicly disclose the Board’s decision. Additionally, a shareholder’s abstention on a Director nominee will have the same effect as a vote against the election of that Director nominee, and, assuming a quorum is present, broker non-votes will not affect the outcome of the vote.
What voting standard applies to the ratification of the appointment of the independent auditor?

Ratification of the appointment of the independent auditor requires the affirmative votes of a majority of the shares of Grainger common stock present or represented and entitled to vote by proxy at the 2026 Annual Meeting.
What voting standard applies to the advisory vote on the compensation of the NEOs?

Although the shareholders’ vote is advisory and therefore non-binding, the vote to approve the compensation of the Named Executive Officers (Say on Pay)—whose compensation is discussed in the Compensation Discussion and Analysis in this proxy statement—is determined by the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2026 Annual Meeting.
How frequently does Grainger conduct an advisory vote to approve the compensation of its NEOs?

The Board of Directors has decided to hold an advisory vote to approve the compensation of the Named Executive Officers (Say on Pay) at every annual meeting of shareholders. Shareholders have the opportunity to cast an advisory vote on the frequency of Say on Pay votes (Say on
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Frequency) at least every six years. There was an advisory vote on the Say on Frequency at Grainger’s 2023 Annual Meeting of Shareholders. The next advisory vote on Say on Frequency is expected to occur at Grainger’s 2029 Annual Meeting of Shareholders.
What if I don’t indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the 2026 Annual Meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger’s Board. Specifically, your shares will be voted:
•
FOR the election of the 12 Director nominees named in this proxy statement;

•
FOR the proposal to ratify the appointment of the independent auditor for the year ending December 31, 2026; and

•
FOR the approval, on a non-binding advisory basis, of the compensation of Grainger’s NEOs.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of Directors, and on the advisory resolution on the compensation of Grainger’s NEOs; otherwise, your nominee is not allowed to vote your shares on those matters. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on other matters to be considered at the 2026 Annual Meeting.
How does discretionary voting apply?

Grainger is not aware of any matter outside this proxy statement that will be presented for consideration at the 2026 Annual Meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.
What constitutes a quorum at the Annual Meeting?

A majority of the outstanding shares entitled to vote on a matter must be present or represented by proxy at the annual meeting to constitute a quorum for consideration of that matter at the 2026 Annual Meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by internet, or by signing, dating, and returning a proxy or voting instruction form.
Where can I find the voting results?

We will report the voting results on a Form 8-K within four business days after the end of the 2026 Annual Meeting.
What is the deadline for receipt of shareholder proposals for inclusion in the proxy statement for the 2027 annual meeting?

A shareholder who intends to present a proposal at the next annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to the Office of the Corporate Secretary at the address on the Notice of 2026 Annual Meeting of Shareholders accompanying this proxy statement. The proposal must be received by Grainger no later than November 10, 2026, and must comply with SEC rules and other requirements prescribed in our By-laws.
What is the procedure for nomination of Directors at the 2027 Annual Meeting using Grainger’s proxy access By-laws?

A qualifying shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company’s outstanding shares of common stock continuously for at least the previous three years, may nominate and include in Grainger’s proxy statement and proxy card qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.
What is the procedure for other nominations of Directors or proposals to transact business at the 2027 Annual Meeting?

A shareholder entitled to vote for the election of Directors at an annual meeting and who is a shareholder of record on:
•
the record date for that annual meeting;

•
the date the shareholder provides timely notice to Grainger; and

•
the date of the annual meeting;

may directly nominate persons for Director or make proposals of other business to be brought before the annual meeting, by providing proper timely written notice to the Office of the Corporate Secretary at the address on the Notice of 2026 Annual Meeting of Shareholders accompanying this proxy statement.
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Our By-laws require that written notice of proposals intended to be presented by a shareholder at the next annual meeting, but that are not intended for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Exchange Act, be delivered no earlier than December 30, 2026, and no later than January 29, 2027.
Our By-laws also require that written notice of nominees for the election of Directors intended to be made by a shareholder at the next annual meeting be delivered no later than the date with respect to submission of shareholder proposals under Rule 14a-8 of the Exchange Act as set forth in the proxy statement for the preceding annual meeting of shareholders, which in this case is November 10, 2026.
To be in proper written form, these notices must include certain information required by our By-laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed Director nominee. A nomination or other business will not be considered if it does not comply with these notice procedures and the additional requirements set forth in our By-laws, including, as appropriate, those set forth in Rule 14a-19 of the Exchange Act.
A copy of our By-laws is available under “Governance” in the Investor Relations section of our website at https://invest.grainger.com or may be obtained free of charge on written request to the Office of the Corporate Secretary at the address on the Notice of 2026 Annual Meeting of Shareholders accompanying this proxy statement.
Information not Incorporated into This Proxy Statement
Neither the Company’s EEO-1 or the Grainger Impact Report, nor the information on the Company’s websites, including https://invest.grainger.com, will be deemed to be incorporated into this proxy statement by reference or otherwise incorporated into any other filings the Company makes with the SEC, except to the extent the Company specifically incorporates any such information by reference.
Forward-Looking Statements
From time to time in this Proxy Statement as well as in other written reports, communications and verbal statements, Grainger (as defined below) makes forward-looking statements that are not historical in nature but concern forecasts of future results, business plans, analyses, prospects, strategies, objectives, and other matters that may be deemed to be “forward-looking statements” under the federal securities laws. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project,” “will,” or “would,” and similar terms and phrases, including references to assumptions.
Grainger cannot guarantee that any forward-looking statement will be realized and achievement of future results is subject to risks and uncertainties, many of which are beyond Grainger’s control, which could cause Grainger’s results to differ materially from those that are presented. Important factors that could cause actual results to differ materially from those presented or implied in the forward-looking statements include, without limitation: inflation, higher product costs or other expenses, including operational and administrative expenses; a major loss of customers; loss or disruption of sources of supply; changes in customer or product mix; increased competitive pricing pressures; changes in third-party practices regarding digital advertising; failure to enter into or sustain contractual arrangements on a satisfactory basis with group purchasing organizations; failure to develop, manage or implement new technology initiatives or business strategies, including with respect to Grainger’s eCommerce platforms and artificial intelligence; failure to adequately protect intellectual property or successfully defend against infringement claims; fluctuations or declines in Grainger’s gross profit margin; Grainger’s responses to market pressures; the outcome of pending and future litigation or governmental or regulatory proceedings, including with respect to wage and hour, anti-bribery and corruption, environmental, regulations related to advertising, marketing and the internet, consumer protection, pricing (including disaster or emergency declaration pricing statutes), product liability, compliance or safety, trade, and export compliance, general commercial disputes, or privacy and cybersecurity matters; investigations, inquiries, audits, and changes in laws, regulations and standards, including new or stricter revised provisions relating to contract performance or compliance; failure to comply with laws, regulations, and standards, including new or stricter environmental laws or regulations; government contract matters; including new or revised provisions relating to contract compliance or performance; the impact of any government shutdown; disruption or breaches of information technology or data security systems involving Grainger or third parties on which Grainger depends; general industry, economic, market or political conditions; general global economic conditions including existing, new, or increased tariffs, trade issues and changes in trade policies, inflation, and interest rates; currency exchange rate fluctuations; market volatility, including price and trading volume volatility or price declines of Grainger’s common stock; an incident that adversely impacts Grainger’s reputation or brand; commodity price volatility; facilities disruptions or shutdowns; higher fuel costs or disruptions in transportation services; effects of outbreaks of pandemic disease or viral contagions, global conflicts, natural or human induced disasters, extreme weather, and other catastrophes or conditions; effects of climate change; failure to execute on our corporate responsibility efforts; competition for, or failure to attract, retain, train, motivate, and develop executives and key team members; loss of key members of management or key team members; loss of operational flexibility and potential for work stoppages or slowdowns if team members unionize or join a collective bargaining arrangement; changes in effective tax rates; changes in credit ratings or outlook; Grainger’s incurrence of indebtedness or failure to comply with restrictions and obligations under its debt agreements and instruments and other factors identified under Part I, Item 1A: Risk Factors of its Annual Report on Form 10-K and elsewhere in this Proxy Statement.
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The preceding list is not intended to be an exhaustive list of all of the factors that could impact Grainger’s forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on Grainger’s forward looking-statements and Grainger undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
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APPENDIX A
CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE SUPPLEMENTAL TO NYSE STANDARDS
Business Transactions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company’s annual sales to Grainger are less than one percent (1%) of that company’s consolidated gross revenues and if in each of the three most recent fiscal years Grainger’s sales to the other company are less than one percent (1%) of that company’s consolidated gross revenues.
Tax-Exempt Contributions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an officer, Director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger’s contributions to the organization are less than one percent (1%) of the organization’s total annual contributions.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	B-1	●
APPENDIX B
The Company’s financial targets for its MIP and PSU grants are based on non-GAAP and other financial measures. The first table below defines each measure and describes the adjustments to the related GAAP measure and modifications to Grainger’s non-GAAP measures for purposes of the Company’s compensation targets. Reconciliations of each non-GAAP measure to GAAP are made in subsequent tables. Additional non-GAAP measures that are not modified for purposes of the Company’s compensation targets are reconciled within the Company’s earnings release filed on February 3, 2026 or within the Earnings Presentation included on the Company’s website. As it relates to Grainger’s prior year financial targets and results for its MIP and PSU grants, including the Company’s reconciliations of its non-GAAP and other financial measures to the directly comparable GAAP measure, refer to the Company’s proxy statement on Form DEF 14A filed with the U.S. Securities and Exchange Commission (SEC) on March 7, 2025.
Non-GAAP Financial Measures and Compensation Metric Definitions
Measure	Non-GAAP Definition	Modifications to Non-GAAP	Rationale
Adjusted ROIC—Total Company (MIP)	The Company’s adjusted operating earnings for the period divided by adjusted average net working assets (a five-point average year-to-date).	Modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets.	Provides useful information regarding how effectively the Company is using capital to generate financial returns.
Daily, Organic Constant Currency Sales—Total Company (MIP)	The Company’s year-over-year sales growth adjusted for the difference in U.S. selling days relative to the prior year period. The measure also excludes the sales of certain divested or closed businesses in the comparable prior year period post date of divestiture and the impact on the Company’s sales due to foreign currency exchange rate fluctuations.	Modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets.	Provides a better baseline for analyzing the Company’s ongoing performance excluding items that may not be indicative of core operating results.
Share Gain—High-Touch Solutions—U.S. (PSU)
“U.S. share gain” is a relative metric using High-Touch Solutions—U.S. daily organic sales growth, which excludes the sales or closure of certain divested businesses in comparable prior year period post date of divestiture, less an estimated U.S. MRO market growth. Share gain is measured as follows for the relevant years (both for external financial reporting and incentive compensation purposes):
2023 and 2024: U.S. daily organic sales growth, less estimated total U.S. MRO market growth using a compilation of external market data, including volume and price components.
		Modified for a three-year performance cycle average.	Provides a baseline for analyzing the ongoing performance of the High-Touch Solutions—U.S. business.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	B-2	2026 proxy statement
Measure	Non-GAAP Definition	Modifications to Non-GAAP	Rationale
2025: U.S. daily organic volume growth less estimated U.S. MRO market volume growth, using a multi-factor measurement model which the Company developed using various indicators published by multiple U.S. government agencies and sources.
Adjusted, Constant Currency Operating Margin—Total Company (PSU)	The Company’s operating earnings adjusted for the impact of certain divested or closed businesses in the comparable period divided by reported sales on a consolidated basis for the period.	Modified for a three-year performance cycle average. The measure also excludes the impact on the Company’s operating margin due to foreign currency exchange rate fluctuations.	Provides a better baseline for analyzing the Company’s ongoing performance excluding items that may not be indicative of core operating results.
Daily, Organic Constant Currency Sales in Local Days—Endless Assortment (PSU)	The Company’s Endless Assortment segment year-over-year sales growth adjusted for the difference in local selling days relative to the prior year period. The measure also excludes the sales of certain divested or closed businesses in the comparable prior year period post date of divestiture and the impact on the Company’s sales due to foreign currency exchange rate fluctuations.	Modified for a three-year performance cycle average.	Provides a better baseline for analyzing the Endless Assortment segment’s ongoing performance excluding items that may not be indicative of core operating results.
GAAP to Non-GAAP Financial Measures and Compensation Metric Reconciliations
(In millions of dollars, except for percentage data)
Adjusted ROIC—Total Company	Total	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
Reported operating earnings (GAAP)	$2,495
Adjustment(1)	$196
Adjusted operating earnings (non-GAAP)	$2,691
Foreign exchange(2)	(13)
Adjusted operating earnings (MIP)	$2,678

Working assets		$8,871	$8,952	$8,714	$8,365	$8,502
Working liabilities		(1,684)	(1,881)	(1,873)	(1,793)	(1,738)
Total net working assets(3) (non-GAAP)		$7,187	$7,071	$6,841	$6,572	$6,764
Adjusted average net working assets (5-point avg)(4)	$6,887
Foreign exchange(2)	(42)
Total adjusted average net working assets (MIP)	$6,845

Adjusted ROIC (non-GAAP)	39.1%
Adjusted ROIC (MIP)	39.1%

(1)
Reflects the loss from the Company’s exit of the U.K. market including the sale of the Cromwell business and closure of Zoro U.K. announced in the third quarter of 2025 and completed in the fourth quarter of 2025.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	B-3	●
(2)
Foreign exchange for compensation purposes is calculated at Grainger’s planned foreign currency exchange rates used when setting initial targets for the full year 2025 period.

(3)
Net working assets are working assets minus working liabilities. Working assets are defined as total assets less cash and cash equivalents, deferred and prepaid income taxes and operating & finance lease right-of-use lease assets plus any LIFO reserves. Working liabilities are defined as the sum of trade payables, accrued compensation and benefits, accrued contributions to employee retirement savings plans and accrued expenses less current operating & finance lease liabilities.

(4)
Adjusted average net working assets include the held for sale impact of the Cromwell divestiture for the period ending September 30, 2025.

Twelve Months Ended December 31, 2025
Daily, Organic Constant Currency Sales—Total Company	Total Company
Reported sales (GAAP)	4.5%
Daily impact(1)	0.4
Business divestiture(2)	—
Foreign exchange(3)	—
Daily, organic constant currency sales (non-GAAP)	4.9%
Foreign exchange(4)	(0.9)
Daily, organic constant currency sales (MIP)	4.0%

(1)
Based on U.S. selling days, there were 255 and 256 sales days in the full year 2025 and 2024, respectively.

(2)
Reflects the Company’s exit of the U.K. market including the sale of the Cromwell business and closure of Zoro U.K. announced in the third quarter of 2025 and completed in the fourth quarter of 2025.

(3)
Excludes the impact on total sales due to year-over-year foreign currency exchange rate fluctuations.

(4)
Foreign exchange for compensation purposes is calculated at Grainger’s planned foreign currency exchange rates used when setting initial targets for the full year 2025 period.

		Twelve Months Ended December 31,
Share Gain—High-Touch Solutions—U.S.	Total	2025	2024	2023
Reported sales (GAAP)		2.1%	3.5%	9.0%
Daily impact(1)		0.4	(0.8)	0.5
Daily sales (non-GAAP)		2.5%	2.7%	9.5%
Business divestiture(2)		—%	0.6%	—%
Daily organic sales (non-GAAP)		2.5%	3.3%	9.5%
Daily sales—Price/customer mix(3)		(1.1)%	NA	NA
Daily sales—Volume/product mix		1.4%	NA	NA
MRO market growth—U.S.(4)		1.0%	(2.3)%	(4.3)%
Share gain—High-Touch Solutions—U.S.(3)		235 bps	97 bps	518 bps
Share gain—High-Touch Solutions—U.S. (PSU)(5)	284 bps

(1)
Based on U.S. selling days, there were 255, 256, and 254 sales days in the full year 2025, 2024, and 2023, respectively.

(2)
Excludes the sales results in the prior period post date of divestiture of E & R Industrial Sales, Inc. completed in the fourth quarter of 2023.

(3)
Share gain for the twelve months ended December 31, 2023 and 2024 was determined using a combination of share price and volume. For the twelve months ended December 31, 2025, share gain was calculated based solely on volume.

(4)
The U.S. MRO market growth is an internally generated metric based on the Company’s estimates using a compilation of external market data.

(5)
For purposes of the 2023-2025 PSU cycle, the three-year average was based on performance for 2025 (+235 bps), 2024 (+97 bps) and 2023 (+518 bps). Basis point figures are calculated on amounts prior to rounding in the reconciliation above and for this reason may vary slightly from those obtained by performing the same calculations using the figures provided above.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	B-4	2026 proxy statement
		Twelve months ended December 31,
Adjusted, Constant Currency Operating Margin—Total Company	Total	2025	2024	2023
Reported sales (GAAP)		$17,942	$17,168	$16,478
Reported operating earnings (GAAP)		$2,495	$2,637	$2,565
Adjustment(1)		196	16	26
Adjusted operating earnings (non-GAAP)		2,691	2,653	2,591
Foreign exchange(2)		2	21	14
Adjusted, constant currency operating earnings		$2,693	$2,674	$2,605
Reported operating margin (GAAP)		13.9%	15.4%	15.6%
Adjusted operating margin (non-GAAP)		15.0%	15.5%	15.7%
Adjusted, constant currency operating margin(2)		15.0%	15.4%	15.7%
Adjusted, constant currency operating margin (PSU)(3)	18 bps

(1)
2025 adjustment reflects the loss from the Company’s exit of the U.K. market including the sale of the Cromwell business, $186M within Other, and closure of Zoro U.K., $10M within Endless Assortment, announced in the third quarter of 2025 and completed in the fourth quarter of 2025. 2024 adjustment reflects restructuring costs incurred in the second quarter of 2024 of $15M and $1M in Grainger’s HTS-N.A. segment and Other businesses, respectively. 2023 adjustment excludes the loss on divestiture of E & R Industrial Sales, Inc. within HTS-N.A completed in the fourth quarter of 2023.

(2)
Excludes the impact due to year-over-year foreign currency exchange rate fluctuations. The adjusted, constant currency operating margin is calculated on the basis of constant currency sales.

(3)
For purposes of the 2023-2025 PSU cycle, the three year average was based on performance compared to the prior year period for 2025 (-44 bps), 2024 (-29 bps) and 2023 (+126 bps). Basis point figures are calculated on amounts prior to rounding in the reconciliation above and for this reason may vary slightly from those obtained by performing the same calculations using the figures provided above.

		Twelve Months Ended December 31,
Daily, Organic Constant Currency Sales in Local Days—Endless Assortment	Total	2025	2024	2023
Reported sales (GAAP)		15.7%	7.5%	4.7%
Daily impact(1)		0.5	(0.9)	0.4
Foreign exchange(2)		(0.7)	5.0	5.3
Business divestiture(3)		0.1	—	—
Local days impact(4)		0.5	0.9	(1.1)
Daily, organic constant currency sales in local days (non-GAAP)		16.1%	12.5%	9.3%
Daily, organic constant currency sales in local days (PSU)(5)	12.6%

(1)
Based on U.S. selling days, there were 255, 256, and 254 sales days in the full year 2025, 2024, and 2023, respectively.

(2)
Excludes the impact on total sales due to year-over-year foreign currency exchange rate fluctuations.

(3)
Reflects the Company’s exit of the U.K. market including the sale of the Cromwell business and closure of Zoro U.K. announced in the third quarter of 2025 and completed in the fourth quarter of 2025.

(4)
There were 241, 244, and 245 MonotaRO selling days in the full year 2025, 2024, and 2023, respectively. There were 253, 254, and 251 Zoro UK selling days in the full year 2025, 2024, and 2023, respectively.

(5)
For purposes of the 2023-2025 PSU cycle, the three year average was based on performance for 2025 (+16.1%), 2024 (+12.5%) and 2023 (+9.3%).

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

SCAN TOVIEW MATERIALS & VOTE W.W. GRAINGER, INC.100 GRAINGER PARKWAYLAKE FOREST, IL 60045 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on (1) April 26, 2026 for shares held in a Plan and (2) April 28, 2026 if you are a registered shareholder. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GWW2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET on (1) April 26, 2026 for shares held in a Plan and (2) April 28, 2026 if you are a registered shareholder. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V84273-P40770 KEEP
THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY W.W. GRAINGER, INC. The Board of Directors recommends you vote FOR the following: 1. To elect 12 Director nominees named in the proxy statement for the ensuing yearNominees: For Against Abstain 1a. Rodney C. Adkins1b. George S. Davis1c. Katherine D. Jaspon1d. Christopher J. Klein1e. D.G. Macpherson1f. Cindy J. Miller1g. Neil S. Novich1h. Beatriz R. Perez1i. E. Scott Santi1j. Susan Slavik Williams1k. Lucas E. Watson1l. Steven A. White The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as the independent auditor for the year ending December 31, 2026. 3. To approve on a non-binding, advisory basis the compensation of Grainger's Named Executive Officers. NOTE: In their discretion, the proxyholders may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

This material is being sent to you by reason of you being a registered shareholder or yourparticipation in one or more of the following plans available to eligible employees ofW.W. Grainger, Inc. and/or its subsidiaries: W.W. Grainger, Inc. Retirement Savings PlanW.W. Grainger, Inc. 401(k) PlanEmployee Stock Purchase Plan Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement, and the Annual Report are available at www.proxyvote.com. V84274-P40770 W.W. GRAINGER, INC.Annual Meeting of ShareholdersApril 29, 2026 8:00 AM CDTThis proxy is solicited by the Board of Directors The undersigned hereby appoints D.G. Macpherson, Nancy L. Berardinelli-Krantz, and Deidra C. Merriwether, and each ofthem, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares ofthe Common Stock of W.W. Grainger, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders ofW.W. Grainger, Inc., to be held on April 29, 2026, virtually at www.virtualshareholdermeeting.com/GWW2026, and at any andall adjournments thereof, with all the powers the undersigned would possess if personally present and voting.A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will bevoted as specified. If no specification is made, the proxy will be voted FOR all nominees for director in item 1 and FORitems 2 and 3. Continued and to be voted, signed and dated on reverse side